SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                VSB BANCORP, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

          (1)  Title of each class of securities to which transaction applies:
               NA
          (2)  Aggregate number of securities to which transaction applies: NA
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA
          (4) Proposed maximum aggregate value of transaction: NA (5) Total fee paid: NA

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid: NA
          (2)  Form, Schedule or Registration Statement No.: NA
          (3)  Filing Party: NA
          (4)  Date Filed: NA

                                VSB BANCORP, INC.
                                 3155 Amboy Road
                          Staten Island, New York 10306
                                 (718) 979-1100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of VSB BANCORP, INC.:

PLEASE TAKE NOTICE that our Annual Meeting of Stockholders will be held at the principal office of Victory State Bank, 3155 Amboy Road, Staten Island, New York on April 27, 2004 at 5:00 p.m. (New York time), for the following purposes:

         1.       To vote on the approval of an employee stock ownership plan;

         2. To vote on the approval of our 2004 Directors Stock Option Plan covering 55,000 shares of our stock, and the grant of options to purchase 5,000 shares under that plan to each of our nine directors;

         3. To elect five directors, including three for three-year terms and two for two-year terms;

         4. To ratify the appointment of Crowe Chizek and Company LLP as our independent public accountants for the fiscal year December 31, 2004; and

         5. To transact any other business that may properly come before the meeting or any adjournments.

The close of business on March 18, 2004 is the record date to determine which stockholders are entitled to notice of and to vote at the meeting.

                                         By order of the Board of Directors



                                         /s/ JOAN NERLINO CADDELL
                                         ---------------------------------------
                                         Joan Nerlino Caddell,
                                         Corporate Secretary
March 25, 2004

--------------------------------------------------------------------------------
        IMPORTANT - PLEASE MAIL YOUR PROXY PROMPTLY, WHETHER YOU PLAN TO
                      ATTEND THE MEETING IN PERSON OR NOT
--------------------------------------------------------------------------------

                                Table of Contents
Summary........................................................................1
General Information............................................................3
       The Proxy...............................................................3
       Capital Stock Outstanding and Record Date...............................4
Forward-Looking Statements.....................................................5
Proposal 1 - The Approval of the ESOP..........................................5
       The Employee Stock Ownership Plan (the "ESOP")..........................5
       Reasons for the Establishment of the ESOP...............................7
       Benefits to Directors and Executive Officers............................7
       Effective Date..........................................................7
       Tax Consequences to Employees...........................................7
       Future Acquisitions of Stock and Other Contributions....................8
       Restrictions on Acquisition and Other Anti-Takeover Devices.............8
Proposal 2 - Approval of the 2004 Directors Stock Option Plan
       and the Award of Options...............................................10
       General................................................................10
       Awards Under the Plan..................................................10
       Principal Features of the 2004 Directors Stock Option Plan.............11
       Terms of Stock Options.................................................11
       Adjustments............................................................12
       Amendment and Termination..............................................12
       Federal Income Tax Consequences........................................12
Proposal 3 - The Election of Directors........................................12
       General Information Regarding Nominees and Our Other Directors.........12
       Committees of the Board of Directors...................................14
       Audit Committee........................................................14
       Audit Committee Report ................................................15
       Nominating Committee...................................................15
       Stockholder Communications With Directors..............................16
       Attendance by Directors at Annual Meeting..............................16
       Director Compensation..................................................17
       Management Compensation................................................17
       Employment Agreement...................................................18
       Benefits...............................................................18
       Stock Option Plans.....................................................18
       Security Ownership of Management and Certain Beneficial Owners.........19
       Transactions with Directors and Officers and Their Related Interests...20
Proposal 4 - Approval of Independent Public Accountants.......................21
       Audit Fees.............................................................22
       Leased Employees.......................................................22
Financial Information.........................................................23
Other Matters.................................................................23
       Stockholder Proposals..................................................23

We will provide, without charge, to each person solicited with this proxy statement, upon the written request of any such person, a copy of our annual report on Form 10-KSB, including the financial statements and the financial statement schedules that we are required to file with the Securities and Exchange Commission for our most recent fiscal year. The written request should be directed to Raffaele M. Branca, Chief Financial Officer, VSB Bancorp, Inc., 3155 Amboy Road, State Island, New York 10306. The Form 10-KSB is also available on the Internet as part of the Securities and Exchange Commission's EDGAR database at http://www.sec.gov/edgar.shtml.

                                VSB Bancorp, Inc.
                                 3155 Amboy Road
                          Staten Island, New York 10306
                                 (718) 979-1100

                                 Proxy Statement

                                     SUMMARY

Q:   Why am I receiving these materials?

A:   Our Board of Directors is sending you these proxy materials in connection with our annual meeting of stockholders, which will take place on April 27, 2004. You may attend the annual meeting in person but we ask that you send us your proxy card and vote on the proposals described in this proxy statement to make sure that your vote is counted.

Q:   What proposals will stockholders vote on at the annual meeting?

A:   There are four proposals which stockholders are scheduled to vote on at the meeting:

     o the approval of an employee stock ownership plan and the sale of 74,320 shares of VSB Bancorp, Inc. ("VSB") common stock to the plan out of authorized but unissued shares;

     o the approval of a 2004 Directors Stock Option Plan allowing for the grant of options to acquire 55,000 shares of our stock and the grant of options to purchase 5,000 shares to each of our nine directors;

     o the election of three directors for three-year terms and two directors for two-year terms; and

     o the ratification of the appointment of Crowe Chizek and Company LLC as our independent public accountants for the fiscal year ending December 31, 2004.

Q:   What is the employee stock ownership plan proposal?

A:   We are asking stockholders to approve our proposed employee stock ownership plan (known as an ESOP). The ESOP will be a tax-qualified plan, similar to a pension plan, which will invest primarily in our common stock. Our employees, and employees of our subsidiaries (currently Victory State Bank), who qualify to participate will each have an interest in the stock owned by the plan. If employment terminates for any reason and the employee's interest has vested, then the employee is generally entitled to a distribution from the plan of the stock allocated to them. If stockholders approve the creation of the ESOP, then we will sell 74,320 shares of our common stock to the plan, using authorized but unissued shares of stock. We will also make a loan to the plan to pay the purchase price.

Q:   Please explain the ESOP loan transaction?

A:   We will make the loan directly to the ESOP, which will then pay the loan proceeds back to us as the purchase price for the shares. The loan will be repayable over a period of ten years in equal principal and interest installments. We expect that, each year, we will make a contribution to the plan to pay the interest and principal due on the loan. The shares purchased with the proceeds of the loan will be pledged as security for the repayment of the loan. As the loan is repaid, the shares will gradually be released from the security interest and allocated to employees. The issuing of the shares will have no net effect on our capital accounts until shares are released from the security interest.

Q.   What are the employee benefits under the plan?

A:   Each employee with one year of service will participate in the ESOP.
Benefits will vest gradually over seven years of service. There will be no vesting for the first two years, and then 20% vesting each year for the following five years. However, benefits fully vest in the event of death, disability, retirement or a change in control. Employees will receive credit for prior service with Victory State Bank to determine participation and vesting. In general, contributions to the plan are allocated among employees based upon their relative salaries.

Q:   Please explain the 2004 Directors Stock Option Plan?

A:   We have two stock option plans for directors. The stockholders of Victory
State Bank approved those plans in 1998 and 2000. All options under those two plans have been granted. We are asking stockholders to approve a new plan allowing options for 55,000 shares of our stock. The exercise price of the options will be the fair market value of our stock on the date stockholders approve the plan.

Q:   Why do you want a new stock option plan?

A:   We believe options are an important tool to attract and retain high caliber directors and officers and to align their interests with the interests of other stockholders.

Q:   What options will be awarded if stockholders approve the amendment?

A:   By approving the amendments, stockholders will also be approving the grant of options to purchase 5,000 shares of our stock to each director (including directors who are also officers). The exercise price for those options will be the fair market value of our stock on the date that stockholders approve the new plan. This will leave options for 10,000 shares available for future grants under the plan.

Q:   What are the Board's voting recommendations?

A:   The Board recommends that you vote your shares "FOR" each of the proposals and "FOR" each of the nominees described in this proxy statement.

Q:   What shares can I vote?

A:   You can vote all shares that you owned at the close of business on March
18, 2004 (the "Record Date"). You may cast one vote for each share of stock. You may vote for up to three directors for three-year terms and two directors for two-year terms, but you may cast only one vote per share for any single nominee.

Q:   How can I vote my shares?

A: The best way to vote your shares is to mail your proxy card in the enclosed pre-paid envelope. You can still attend the meeting and change your vote, but sending your proxy card will make sure your vote is counted. If you own your stock in street name through a stockbroker, please be sure to send your voting instructions to your broker so your shares will be voted.

Q:   Can I change my vote?

A:   You may change your voting instructions at any time before the vote at the annual meeting. You may do so by granting a new proxy card with a later date (which automatically revokes earlier voting instructions) or by attending the meeting and voting in person. If you own your stock in street name, you must contact your broker to change your vote. Attendance at the meeting will not automatically revoke your proxy unless you specifically so request.

Q:   How many votes are required to approve the ESOP and stock option plan proposals?

A:   The ESOP proposal and the approval of the new stock option plan each requires "FOR" votes from a majority of those shares voting at the meeting.

                               General Information

         We are furnishing this Proxy Statement and the accompanying form of proxy to the stockholders of VSB Bancorp, Inc. in connection with our solicitation of proxies for our Annual Meeting of Stockholders to be held on April 27, 2004 at 5:00 p.m. (local time) at the main office of our subsidiary, Victory State Bank, at 3155 Amboy Road, Staten Island, New York 10306, and at any adjournments of the meeting.

         We are first sending this Proxy Statement to our stockholders on or about March 25, 2004.

The Proxy

         Our Board of Directors is soliciting your proxy. If you properly sign and return the enclosed form of proxy prior to or at the meeting and you do not revoke it, all your shares covered by the proxy will be voted at the meeting and, if you give instructions on how you want your shares to be voted, we will follow those instructions. If you properly sign and return the proxy but you do not specify how you want to vote, your shares will be voted for the election of the director nominees named below and in favor of all other proposals described in this Proxy Statement. If you hold your stock in street name through a broker, please send your voting instructions to your broker.

         We will solicit proxies by mail and by delivery to agents for street name holders. We may also solicit proxies by telephone, facsimile or in person by officers and other employees of ours or of our subsidiary. We will pay the entire cost of this solicitation. We will reimburse financial institutions, brokerage houses or other custodians, nominees or fiduciaries for their reasonable expenses in forwarding the forms of proxy and proxy materials to beneficial owners. You may revoke your proxy at any time before the vote is cast for your shares, either by written notice or by your oral revocation at the meeting. To be valid, written notice must be actually received by Joan Nerlino Caddell, Corporate Secretary, VSB Bancorp, Inc., 3155 Amboy Road, Staten Island, New York 10306 before the proxy is used at the meeting. Attendance at the meeting will not in and of itself revoke a proxy.

         Other than the matters listed on the attached Notice of Annual Meeting, our Board of Directors does not know of any other matters that will be presented for a vote at the meeting. If you sign the enclosed proxy, the holders of the proxy will have the authority to vote your shares in accordance with their best judgment on any other business that may properly come before the meeting.

Capital Stock Outstanding and Record Date

         The close of business on March 18, 2004 is the record date to determine which stockholders are entitled to notice of, and to vote at, the meeting. At the close of business on that date, there were 1,411,982 shares of our common stock outstanding and entitled to vote at the meeting. Common stock is our only authorized class of stock. Each outstanding share is entitled to one vote at the meeting on each matter to be voted upon. There will be no cumulative voting of shares for the election of directors.

         If 470,661 shares of our common stock are represented at the meeting in person or by proxy, there will be a quorum. Abstentions and broker non-votes are counted to determine whether there is a quorum.

         On Proposal 1, the formation of the ESOP, you may vote "FOR", "AGAINST" or "ABSTAIN." Proposal 1 requires the affirmative vote of a majority of the votes cast on Proposal 1 to be approved. Abstentions and broker non-votes, as well as failing to submit a proxy card or a ballot at the meeting, have no effect on the results of the vote on Proposal 1.

         On Proposal 2, the adoption of the 2004 Directors Stock Option Plan, you may vote "FOR", "AGAINST" or "ABSTAIN." Proposal 2 requires the affirmative vote of a majority of the votes cast on Proposal 2 to be approved. Abstentions and broker non-votes, as well a failing to submit a proxy card or a ballot at the meeting, have no effect on the results of the vote on Proposal 2.

         On Proposal 3, the election of directors, you may vote for up to five people, including three candidates for three-year terms and two candidates for two-year terms. You may not cast more than one vote per share for any one nominee. You may "Withhold Authority" to vote for some or all of the nominees named below by so indicating in the appropriate space on the proxy. The three nominees for three-year terms with the most votes will be elected to three-year terms and the two nominees for two-year terms with the most votes will be elected to two-year terms. Votes that are withheld have no effect on the election of directors.

         On Proposal 4, the approval of the independent auditors, you may vote "FOR", "AGAINST" or "ABSTAIN". Proposal 4 requires the affirmative vote of a majority of the votes cast on Proposal 4 to be approved. Abstentions and broker non-votes, as well as failing to submit a proxy card or a ballot at the meeting, have no effect on the results of the vote on Proposal 4.

         Please return your proxy to our transfer agent, Registrar and Transfer Company, in the envelope we provide. Inspectors of election designated by the Board will count the votes. The inspectors will not be officers or directors of VSB Bancorp.

         There are no dissenters' rights arising out of any of the proposals set forth in this Proxy Statement.

                           Forward-Looking Statements

         When used in this proxy statement, or in any written or oral statement made by us or our officers, directors or employees, the words and phrases "will result," "expect," "will continue," "anticipate," "estimate," "project," or similar terms are intended to identify "forward-looking statements." A variety of factors could cause our actual results and experiences to differ materially from the anticipated results or other expectations expressed in any forward-looking statements. Some of the risks and uncertainties that may affect our operations, performance, development and results, the interest rate sensitivity of our assets and liabilities, and the adequacy of our loan loss allowance, include, but are not limited to:

          o deterioration in local, regional, national or global economic conditions which could result in, among other things, an increase in loan delinquencies, a decrease in property values, or a change in the real estate turnover rate;
          o changes in market interest rates or changes in the speed at which market interest rates change;
          o changes in laws and regulations affecting the financial service industry;
          o    changes in competition; and
          o    changes in consumer preferences.

         Please do not place undue reliance on any forward-looking statement, which speaks only as of the date made. There are many factors, including those described above, that could affect our future business activities or financial performance and could cause our actual future results or circumstances to differ materially from those we anticipate or project.

         Proposal 1 - Establishment of the Employee Stock Ownership Plan

The Employee Stock Ownership Plan (the "ESOP")

         Our board of directors has approved the ESOP for eligible employees, subject to stockholder approval. The ESOP has been designed to satisfy the requirements for an employee stock ownership plan under the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act of 1974, as amended. Employees of VSB Bancorp, Inc., Victory State Bank and any other subsidiaries who have been credited with at least 1,000 hours of service during a designated 12-month period and who have attained age 21 will be eligible to participate in the plan. In general terms, the plan will purchase our common stock and allocate that stock to our employees. Stock purchased with the proceeds of a loan to the ESOP will not be allocated to employees until the stock is released from the security interest for the ESOP loan, as we describe in greater detail below.

         The ESOP will continue to hold the stock, and any other amounts held for the benefit of each employee, until that employee's employment terminates, whether by retirement, resignation or termination by the employer. After termination, the employee's vested balance will be distributed to the employee. Benefits for each employee will vest over a seven-year period, with no vesting during the first two years of employment, and 20% vesting each year for the next five years of employment. The plan provides that in the event of a change in control, all benefits will fully vest automatically. Employees will receive full credit for prior service with Victory State Bank in determining both their eligibility to participate in the ESOP and the vesting of their benefits.

         The ESOP will initially purchase 74,320 shares of our common stock out of our authorized but unissued stock. The purchase price per share will be equal to fair market value of the common stock on the date the ESOP purchases the shares. Immediately after the purchase, the ESOP will own 5.00% of our outstanding common stock, assuming that no additional shares are issued between now and then upon the exercise of existing options under any of our stock option plans. VSB Bancorp will make a loan to the ESOP to pay the entire purchase price for the shares. The ESOP will repay the loan principally from the cash contributions from Victory State Bank and from cash dividends, if any, which we pay on our common stock held by the ESOP. The loan will have a ten year term, with periodic payments due at least annually sufficient to repay the loan, including interest, in monthly installments over the term of the loan. The interest rate is expected to be a fixed rate equal to the prime rate on the date of the loan. Employees will not be permitted to make contributions to the ESOP.

         The stock purchased with the proceeds of the loan will be pledged as security for the loan. However, as the loan is repaid, the stock will be released from the security interest gradually pro rata, regardless of the market price of the stock at the time the loan payment is made. As shares are released from the security interest, they will be allocated to accounts of each participant in the ESOP, For federal and New York State income tax purposes, contributions to the ESOP will be tax deductible to VSB Bancorp when the contribution is made. In addition, cash dividends paid on the shares will be applied to repay the loan, so the amount of those dividends will be deductible by VSB Bancorp for tax purposes. The shares released from the security interest for the ESOP loan as a result of the use of dividends to pay the loan will be allocated to participants based upon their individual account balances in the ESOP. If dividends are promptly distributed in cash to participants, then they also become tax deductible to VSB Bancorp.

         In general, when stock is released from the security interest of the ESOP loan as the result of a contribution made to pay the ESOP loan, the stock is allocated to each participant based upon the relative compensation of each participant for the year in which the stock is released. Other amounts contributed to the ESOP that are allocated to employees will be allocated in the same manner, based upon compensation. However, profits to be allocated to employee accounts, such as any gain on the sale of unallocated stock held by the ESOP, will be allocated to employees based upon their relative ESOP account balances.

         For financial statement reporting purposes, we will record compensation expense related to the ESOP when shares are to be released from the security interest for the loan. The amount of the compensation expense will be based upon the fair market value of the shares at that time, not the original purchase price. The initial sale of shares to the ESOP does not increase our capital by the amount of the purchase price because the purchase price is being paid by a loan we make to the ESOP. Instead, we will record an increase in capital as the shares are allocated or committed to be allocated to employee accounts (i.e., as the ESOP loan is gradually repaid), based upon the fair market value of the shares at that time. When we calculate earnings per share, only shares allocated or committed to be allocated to employee accounts will be considered to be outstanding.

         The purchase of authorized but unissued shares of stock by the ESOP will dilute the voting power of other stockholders because issuing authorized but unissued shares increases the number of shares outstanding. All shares that the ESOP owns will have voting rights, even those pledged as collateral for the loan. The ESOP trustee will vote shares allocated to employee accounts as directed by each employee. The trustee will generally also vote unallocated shares and shares for which no voting instructions are received in the same proportions as the shares for which the trustee receives voting instructions.

         In addition, all shares that the ESOP owns will be entitled to share equally with all other shares in any dividends that the Board of Directors may declare on our stock. The shares will have the same rights as other outstanding shares to stock dividends, stock splits and all other rights that pertain to our outstanding shares.

Reasons for the Establishment of the ESOP

         Our Board of Directors proposes to establish the ESOP because it will provide an opportunity for all employees to join in the ownership of our company and thus have an economic stake in our success. The Board of Directors believes that such an economic stake will be an important tool to assist in attracting quality employees and improving employee productivity. In addition, the Board believes that the ESOP will assist in the process of retaining employees by providing them with a tax-advantaged compensation program in which their investment in our stock can continue to grow without the employee being required to pay income tax on the value of the stock at least as long as they continue in our employ.

Benefits to Directors and Executive Officers

         Under federal law, directors who are not employees are not permitted to participate in the ESOP. Therefore, outside directors will receive no benefits from the ESOP. Mr. Corn and Mr. Branca, as officers and employees, will participate in the ESOP and will be entitled to receive allocations of shares in the same way as all other participants, based upon the relative compensation of each participating employee. We cannot determine at this time what benefits each executive officer will receive under the ESOP because benefits will depend primarily upon the salary of each of them in future years and the aggregate future salaries of all employees. The following table shows the estimated number of shares that would have been allocated to the identified persons or groups in 2003 if the ESOP had been adopted and in effect as of January 1, 2003.

                 VSB Bancorp, Inc. Employee Stock Ownership Plan
                 -----------------------------------------------

                                                         Pro Forma Number of
        Name and Position                                  Shares Allocated
        -----------------                                  ----------------

        Merton Corn,
        President and CEO..........................               994
        Raffaele Branca,
        Executive Vice President and CFO...........               838
        All Executive Officers as a group..........             1,832
        Non-Executive Directors as a group.........                --
        All other employees as a group.............             5,600

Effective Date

         We intend to make the ESOP effective as soon as practicable after stockholders' approval of Proposal 1.

Tax Consequences to Employees

         Employees will not be required to pay federal, New York State or New York City income taxes when shares are allocated to their accounts in the ESOP, or when Victory State Bank or we make contributions to the ESOP. Each employee will be required to include in income for federal, state and local income tax purposes the amount of any distribution from the ESOP unless the distribution can be rolled over into another tax-deferred plan such as an IRA.

Future Acquisitions of Stock and Other Contributions

         We will be permitted to make contributions to the ESOP in excess of the amounts necessary to repay the loan to the ESOP. The ESOP could use those contributions to purchase additional shares of our common stock or to prepay the loan. We are also permitted to make direct contributions of our stock to the ESOP, which contributions could be made out of authorized but unissued shares or out of treasury shares that we have reacquired. Furthermore, the ESOP is permitted to engage in additional leveraging transactions in which the ESOP borrows money from VSB Bancorp or an independent lender and then uses the loan proceeds to purchase shares on the open market, in private transactions, or from VSB Bancorp out of authorized but unissued shares or treasury shares. All of these transactions can be completed without any additional approval of our stockholders. We have no current intention to make any such additional contributions of money or stock or to engage in any other ESOP leveraging transactions.

Restrictions on Acquisition and Other Anti-Takeover Devices

         Federal and State laws. Under federal law, persons who intend to acquire control of a bank holding company, either directly or indirectly or through or in concert with one or more persons must give 60 days' prior written notice to the Federal Reserve. "Control" would exist when an acquiring party directly or indirectly has voting control of at least 25% of our voting securities or the power to direct our management or policies. Under Federal Reserve regulations, a rebuttable presumption of control arises if a person, group or entity has ownership or control, or the power to vote at least 10% (but less than 25%) of our common stock.

         The New York Banking Law requires prior approval of the New York Banking Board before any action is taken that causes any company to acquire direct or indirect control of a banking institution that is organized in the State of New York. The term "control" is defined generally to mean the power to direct or cause the direction of the management and policies of the banking institution and is presumed to exist if the company owns, controls or holds the power to vote 10% or more of the voting stock of the banking institution.

         Section 912 of the New York Business Corporation Law, known as the New York Anti-Takeover Law, restricts the ability of interested stockholders to engage in business combinations with a New York corporation. In general terms,
Section 912 prohibits any New York corporation covered by the statute from merging with an interested shareholder (i.e., one who owns 20% or more of the outstanding voting stock) for five years following the date on which the interested shareholder first acquired 20% of the stock, unless before that date the Board of Directors of the corporation had approved either the merger or the interested shareholder's stock purchase.

         Our stock is registered under Section 12 of the Securities Exchange Act of 1934, so we are subject to Section 912.

         Section 912 defines an interested stockholder as the beneficial owner, directly or indirectly, of 20% or more of the outstanding voting stock of a corporation; and certain other entities that have owned 20% or more of a corporation's stock during the past five years. A business combination is defined as a merger, consolidation, sale of 10% or more of the assets, or similar transaction.

         Unless an interested stockholder waits five years after becoming an interested stockholder to engage in a business combination, the business combination is prohibited unless our Board of Directors approves either (a) the business combination or (b) the acquisition of stock by the interested stockholder, before the interested stockholder acquired its 20% interest. Even though the interested stockholder waits five years, the business combination is prohibited unless either:

         (i) the business combination or the acquisition of stock by the interested stockholder was approved by the Board of Directors before the interested stockholder acquired its 20% interest;

         (ii) the business combination is approved by a majority vote of all outstanding shares of stock not beneficially owned by the interested stockholder or its affiliates or associates at a meeting held at least five years after the interested stockholder becomes an interested stockholder; or

         (iii) the price paid for common stock acquired in the business combination is, in general terms, at least as much as the greater of (a) highest price paid by the interested stockholder for any stock since the interested stockholder first owned 5% of the stock of the corporation, or (b) the market value of the stock as of the date of announcement of the business combination; and the price paid for stock other than common stock is subject to comparable minimum standards.

         Bylaw Limitations. Our bylaws provide that, except for proposals or nominations by the Board of Directors, a stockholder will be permitted to nominate a person to serve as a director or to present a proposal to stockholders at a stockholders' meeting only by first satisfying certain requirements. A stockholder must give advance written notice to our Secretary before making any such nomination or submitting such a proposal. To be timely, a stockholder's notice must be delivered to or mailed to and received at our principal executive offices not less than ninety days prior to the date of the annual meeting; provided, however, that as to any annual meeting held earlier than 30 days in advance of the anniversary of the annual meeting in the previous year, the notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the meeting is made.

         The stockholder must sign the notice. The notice must state (i) the name and address of such stockholder as they appear on our books; (ii) the class and number of shares of our capital stock that the stockholder beneficially owns; and (iii) any business, familiar or employment relationship between the stockholder and any nominee.

         As to notices of intent to submit a proposal for stockholder vote, the notice must also state: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; and (ii) any material interest of the stockholder in the proposed business. Only business which is a proper subject of stockholder action may be proposed at or voted on at the meeting.

         As to notices of intent to nominate a person as a director, the notice must also state: (i) all information relating to each proposed nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to applicable law and regulation; and (ii) any business, familial or employment relationship between such stockholder and such nominees. The notice must be accompanied by the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, provided, however, that we will not be required to name such nominee in any proxy statement for a proxy solicitation by our Board of Directors or to solicit votes for such nominee unless required by law to do so.

         At any special meeting of the stockholders, the only business that may be conducted is business brought before the meeting by or at the direction of the Board of Directors.

         Additional Authorized Shares. Our certificate of incorporation provides for 3,000,000 shares of common stock. We have 1,411,982 shares of stock outstanding and we need an additional 128,000 shares to satisfy outstanding unexercised stock options. We may issue the remaining shares without stockholder approval, unless stockholder approval is required by law for the transaction in which the stock will be issued, such as in connection with certain mergers. The Board of Directors has no current plans to issue any of the additional authorized shares except for the sale of stock to the ESOP and the issuance of stock to satisfy new options if stockholders approve Proposal 2. However, we may issue authorized but unissued shares in the future if the Board of Directors determines that it would be in our best interests to do so.

         Classification of the Board of Directors. Our Board of Directors is classified into three classes, with one class standing for election each year. Therefore, it could take two annual meetings for stockholders to replace a majority of the existing directors.

         Change-in-Control Provisions in Compensation Plans. The ESOP and our stock option plans contain acceleration provisions in the event of a change in control. All unvested shares allocated to accounts in the ESOP will vest and all unvested options will become exercisable immediately in the event of a change in control. In addition, the President's employment contract expires in November 2007. If his employment is terminated within one year after a change in control, then he is entitled to receive a payment equal to three years' salary plus continued medical insurance coverage for at least three years.

         These change-in-control provisions could have the effect of discouraging an acquisition of our holding company or our subsidiary bank that stockholders consider to be in their best interests, or the provisions could increase the costs of any such acquisition, thereby decreasing the benefits received by stockholders.

           Our Board of Directors unanimously recommends that you vote
                             IN FAVOR of Proposal 1.

          Proposal 2 - Approval of the 2004 Directors Stock Option Plan
                            and the Award of Options

General

          Our Board of Directors has adopted the 2004 Directors Stock Option Plan, subject to approval by stockholders at the meeting. The plan provides for the grant of options to purchase up to 55,000 shares of our common stock to directors, including both officer and non-officer directors.

         The Board of Directors has proposed the new stock option plan because the Board believes that we should have a plan that permits the grant of long-term incentive awards to directors. Stock options are a means of enhancing and encouraging the recruitment and retention of those individuals on whom our continued success depends. In contrast to our existing stock option plans for directors, this plan will allow for the grant of options to employee directors as well as non-employee directors. However, because the awards are granted only to our directors and officers, the adoption of the plan could make it more difficult for a third party to acquire control and therefore could discourage offers for the Company's stock that may be viewed by the Company's stockholders to be in their best interest.

         The complete text of the 2004 Directors Stock Option Plan is attached as Exhibit A to this Proxy Statement. The principal features of that plan are summarized below.

Awards Under the Plan

         If stockholders approve the plan, they will also be approving grants of options to purchase 5,000 shares of our stock to each of our directors, at an exercise price equal to fair market value on the date of stockholder approval.

This includes 5,000 options for Mr. Corn and 5,000 options for Mr. Branca. Therefore, all directors and officers as a group will receive options to purchase 45,000 shares. Therefore, options covering an additional 10,000 shares will be available to be granted under the plan in the future. The following table summarizes awards under the plan.

               VSB Bancorp, Inc. 2004 Directors Stock Option Plan
               --------------------------------------------------

        Name and Position                                 Number of Options
        -----------------                                 -----------------

        Merton Corn,
        President and CEO..........................              5,000
        Raffaele Branca,
        Executive Vice President and CFO...........              5,000
        All Executive Officers as a group..........             10,000
        Non-Executive Directors as a group.........             35,000
        All other employees as a group.............                 --

         We may use authorized but unissued shares of our stock or shares we reacquire in the open market or in private transactions to fund the exercise of options awarded under the plan. If we use authorized but unissued shares to fund the exercise of options, which is what we have done in the past, then the exercise of options will dilute the percentage ownership interests and voting power of existing stockholders. If options to purchase 55,000 shares are exercised under the plan and funded with authorized but unissued shares, then percentage ownership interest of existing stockholders would be diluted by approximately 3.70%, based upon the number of shares currently outstanding plus 74,320 shares that we expect to sell to the ESOP.

Principal Features of the 2004 Directors Stock Option Plan

         The 2004 Directors Stock Option Plan provides for the award of stock options, which represent the right of the director who holds the option to purchase our stock at a price equal to fair market value on the date the option is granted. All options under the plan will vest in five equal annual installments beginning one year after the date of grant. An option will vest immediately in full in the event of death, resignation due to a disability, or a change in control. Vesting will cease when a person ceases to be a director, but a director will have three months after ceasing to be a director (one year in the event of death, disability or retirement from the Board after age 65) to exercise the vested portion of any option.

         If an option expires or terminates unexercised, one or more new options may be granted for the same number of shares. Options cannot be assigned except that they may be exercised by the estate of a deceased former director. A committee of two or more non-employee directors will administer the plan. The committee has the authority to grant options to directors to the extent that there remain shares for which options can be granted under the plan. In addition, the committee is authorized, subject to the provisions of the plan, to establish and amend rules and regulations for the proper administration of the plan and to make determinations and interpretations in connection with the plan.

Terms of Stock Options

         Stock options will expire ten years after the date of grant. All options will be "non-qualified stock options", which means that they will not qualify as incentive stock options under the Internal Revenue Code. The per share exercise price for each option will be the fair market value of the shares on the date of grant.

Adjustments

         If there is a stock dividend, stock split, consolidation, reorganization or other recapitalization, then the number of shares and the exercise price for all outstanding options will be appropriately adjusted by the same dividend or exchange ratio so that the new number of shares covered by the option multiplied by the new exercise price will be equal to the old number of shares multiplied by the old exercise price.

Amendment and Termination

         Our Board of Directors may amend, suspend or terminate the plan but may not, without the prior approval of the stockholders, amend the plan to (i) increase the maximum number of shares for which options may be granted under the Plan except for adjustments as described above; (ii) reduce the minimum option price; (iii) extend the term of the plan or the period during which options may be granted or exercised; or (iv) amend the requirements as to the Directors eligible to receive options. No amendment, suspension or termination may impair the rights of the holder of any outstanding option. No more options may be granted after ten years after stockholders approve the plan.

Federal Income Tax Consequences

         Under present federal income tax laws, awards of options under the plan will have the following consequences:

     o The grant of an option will not, itself, result in the recognition of taxable income to the recipient of the option or entitle us to a deduction at the time of such grant;
     o The exercise of the option will result in taxable ordinary income to the recipient on the date of exercise equal to the difference between the exercise price and the fair market value on the date of exercise. The recognition of the taxable income may be accelerated to an earlier year at the option of the holder of the option.
     o We will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the holder of the option, provided we meets our federal withholding tax obligations.

           Our Board of Directors unanimously recommends that you vote
                             IN FAVOR of Proposal 2.

                     Proposal 3 - The Election of Directors

General Information Regarding Nominees and Our Other Directors

         Our Board of Directors has nine members. At the meeting, five directors are to be elected, three for three-year terms and two for two-year terms, each to serve until his or her successor is elected and has qualified. The Board of Directors has nominated Joseph J. LiBassi, Merton Corn, and Joan Nerlino Caddell for the three directorships with three-year terms and Alfred C. Johnsen and Bruno Savo for the two directorships with two-year terms. All of the nominees are presently members of the Board of Directors, with their terms expiring at the meeting. Stockholders will elect five directors, rather than the usual three, at the meeting because Mr. Alfred C. Johnsen and Mr. Bruno Savo were both first elected by the Board to fill vacancies during the past year and thus, under New York law, their terms of office expires at the next annual meeting.

         If any nominee becomes unavailable for election, which we do not anticipate, the shares represented by proxies that would otherwise have been voted for such nominee will be voted for a substitute nominee designated by our Board of Directors.

         The following table provides information about the five nominees and our other four directors. Length of service as a director includes service as a director of Victory State Bank prior to our holding company reorganization.

                                  Length of Service
                                   as Director and          Principal Occupation During Past 5 Years and
Name and Age                      Expiration of Term               Directorships of Public Companies
------------                      ------------------               ---------------------------------
Three Year Nominees:

Joseph J. LiBassi                Director since 1997       Chairman, VSB Bancorp, Inc. and Victory State Bank;
(68)                             Term expires 2004         Self-employed investor.

Merton Corn                      Director since 1997       President and Chief Executive Officer, VSB Bancorp, Inc.
(69)                             Term expires 2004         and Victory State Bank; President and Chief Executive
                                                           Officer of Gateway State Bank from 1977 until its merger
                                                           with Staten Island Savings Bank in 1995; Senior Vice
                                                           President of Staten Island Savings Bank from August 1995
                                                           to December 1995; President and Chief Executive Officer
                                                           of Community Capital Bank from December 1995 to November
                                                           1997.

Joan Nerlino Caddell             Director since 1997       Secretary, VSB Bancorp, Inc. and Victory State Bank;
(46)                             Term expires 2004         Partner, Nerlino & Gambale, LLP, Attorneys; Partner,
                                                           Nerlino, Gambale and Klapper LLP, Attorneys to the Bank
                                                           through February 28, 2002; Partner, Holzka, Donahue and
                                                           Nerlino, Attorneys to the Bank through October 1, 1998.

Two Year Nominees:

Alfred C. Johnsen                Director since 2003       Certified public accountant and owner of the firm Alfred C.
(57)                             Term expires 2004         Johnsen Certified Public Accountant.


Bruno Savo                       Director since 2004       Vice President, S.L. Homes Development and Savo Brothers
(45)                             Term expires 2006         Development, local building firms that construct mainly
                                                           residential housing.

Continuing Directors:

Raffaele M. Branca               Director since 1997       Executive Vice President, VSB Bancorp, Inc. and Victory
(39)                             Term expires 2005         State Bank; formerly Vice President, Finance and Investment
                                                           Portfolio Manager for River Bank America; Formerly Vice
                                                           President for Finance and Investments of Hamilton Bancorp.
                                                           Inc.

Robert S. Cutrona, Sr.           Director since 1997       President of Project-One Services, Inc., a cleaning and
(66)                             Term expires 2005         maintenance firm.

Chaim Farkas                     Director since 1997       President and Owner of Dataware Systems Lease, Inc., a
(50)                             Term expires 2005         computer services company.

Carlos Perez MD                  Director since 1997       Doctor of Gynecology.
(64)                             Term expires 2006


The Board of Directors held 14 meetings during 2003.

   Our Board of Directors unanimously recommends that you vote IN FAVOR of the election of Directors LiBassi, Corn, Caddell, Johnsen and Savo as directors.

Committees of the Board of Directors

         The Board of Directors has a nominating committee, an audit committee and a human resources (compensation) committee. These committees all operate jointly with comparable committees of the Board of Directors of Victory State Bank having the same members. Except for the issue of stockholder recommendations to the nominating committee for director candidates, which applies only to the VSB Bancorp, Inc. nominating committee, the following discussion regarding committees relates to both the Victory State Bank and VSB Bancorp committees.

         During the year ended December 31, 2003, each director attended at least 75% of the total of the number of Board meetings held and the number of meetings held by all committees on which he or she served, while he or she served.

Audit Committee

         The audit committee conducts the annual statutory directors' examination of Victory State Bank, reviews reports of examination made by regulatory authorities, reviews and discusses the audited financial statements with our independent public accountants and makes periodic reports to the Board of Directors regarding the findings of the regular audits by Victory State Bank's internal auditor. The audit committee also receives a report from our independent public accountants regarding critical accounting policies and procedures, any material alternate treatment discussed with management, and other written communications from those accountants to management. The audit committee also approves the retention of our independent public accountants, and recommends the approved firm to the Board of Directors for approval by the Board.

         The Board of Directors has determined that director Alfred C. Johnsen, who is a member of the audit committee, qualifies as an audit committee financial expert under the regulations of the Securities and Exchange Commission and that he is independent of management. Mr. Johnsen will not be deemed an expert for any other purpose as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In addition, the designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.

The following is the report of our audit committee.

Audit Committee Report

         During 2003, the audit committee reviewed the quality and integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent public accountants, the performance of the internal audit function and our independent public accountants and significant financial matters. Each of the audit committee members satisfies the definition of independent director under National Association of Securities Dealers Rule 4200. The audit committee met seven (7) times during 2003.

         The Board of Victory State Bank adopted a written charter for the audit committee in 2000. The Board and the audit committee reviewed and re-approved the charter in 2003 and the Board of VSB Bancorp has approved the same charter for its audit committee. A copy of the charter is attached as Exhibit B.

         The audit committee has reviewed our audited consolidated financial statements and discussed the statements with management. The audit committee has discussed with Deloitte & Touche, our independent public accountants for 2003, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended. The audit committee received from Deloitte & Touche the written disclosures required by Independence Standards Board Standard No. 1, disclosing to the audit committee all relationships with the accountants that may reasonably bear on independence, confirming the accountants' independence and confirming that the accountants discussed their independence with the audit committee. Based on the review and discussions noted above, the audit committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report for 2003 as sent to our stockholders.

Submitted by the audit committee:

Alfred C. Johnsen (Chairman), Joseph J. LiBassi and Carlos Perez

Nominating Committee

         The nominating committee proposes candidates to the Board of Directors for election as directors by stockholders. The committee also reviews issues of independence and conflicts of interest regarding directors and candidates for nomination. The nominating committee consists of three independent directors Joseph J. LiBassi, Alfred C. Johnsen and Carlos Perez MD. All of the members of the nominating committee are independent of management. The Board of Directors has adopted a charter for the nominating committee. The charter is available for review on our web site at www.victorystatebank.com.

         We are principally engaged in business in Staten Island. Our existing directors are active, well-known members of the community. In most cases, we anticipate that existing directors will be renominated if they want to continue to serve as directors. If an existing director will not be renominated for any reason, or if the size of the board of directors has been increased, then the nominating committee, in consultation with the other directors and based upon their knowledge of the Staten Island community, will seek to identify individuals known to them with character, experience, knowledge and business relationships that reflect favorably on their ability to act as productive members of the Board of Directors. Once candidates are identified, the committee evaluates their credentials and forms a judgment as to which candidate or candidates have the greatest ability to both guide us and assist in the growth of our business. All candidates suggested to the committee will be evaluated in the same manner, regardless of whether the candidate is suggested by a director, officer, shareholder or other person.

         We seek director nominees who, at a minimum, possess:

          o    knowledge of the business community in Staten Island;
          o    expertise in the evaluation of financial matters;
          o the ability to review, absorb and comment on financial statements which are an integral part of our operations;
          o the character and reputation appropriate for a director of a bank holding company; and
          o no blemishes in their past which would cause concerns among federal or state bank regulators who regularly examine the operations of VSB Bancorp or its subsidiary, Victory State Bank.

         The nominating committee will consider, for inclusion in the Board of Directors' slate of nominees for director, candidates suggested by stockholders. In order to suggest a candidate, a stockholder must send a notice to the nominating committee which we must receive at our principal office no later than 120 calendar days before the date which corresponds to the date of our proxy statement for the prior year's annual meeting. The notice must be signed by the stockholder and must provide the following information:

          o A detailed resume of the proposed nominee showing his or her academic and business achievements and history; his or her experience and qualifications to be a director; and any other information that the stockholder or the proposed nominee considers relevant in evaluating the person's qualifications to be a director;
          o All information regarding the proposed nominee that would be required to be disclosed to the Board of Governors of the Federal Reserve System in our Annual Report on form FR Y-6;
          o All other information relating to the proposed nominee that would be required to be disclosed in a proxy statement under the rules and regulations of the Securities and Exchange Commission; and
          o The name and address of the stockholder submitting the notice; the number of shares owned by the stockholder; and a description of any business, family or employment relationship between the stockholder and the proposed nominee.

Stockholder Communications With Directors

         Stockholders may communicate directly with a director by mailing or delivering a letter addressed to the director by name at our principal office. The envelope should be conspicuously marked on the outside front "Confidential." We will forward any such letters to the named director unopened. Letters addressed to the Board of Directors as a whole will be given to the Chairman of the Board, who will then distribute copies to all directors.

Attendance by Directors at Annual Meeting

         The Board has adopted a formal policy that all directors should attend the annual meeting of stockholders. It has been the practice of Victory State Bank, and will be the practice of VSB Bancorp, Inc., to hold a meeting of the Board of Directors immediately after the annual stockholders' meeting. Therefore, we anticipate that most, if not all, of the directors will attend the annual meeting of stockholders. In 2003, all nine directors attended the annual stockholders' meeting of Victory State Bank.

Director Compensation

         Non-employee directors, other than the Chairman of the Board, receive attendance fees of $300 per board meeting and $100 per committee meeting. The committee attendance fee for the chairman of the committee is $150 per meeting. The Chairman of the Board received an annual retainer of $50,000 in 2003 but did not receive per meeting fees.

         In addition, as discussed in detail below under the caption "Stock Option Plans," directors have received options to purchase shares of our stock with exercise prices equal to fair market value on the date of grant, and if our stockholders approval Proposal 2, each director will receive an option to purchase 5,000 shares of our stock at an exercise price equal to our stock price on the date of the stockholder approval.

Management Compensation

         The following table sets forth the aggregate remuneration for services in all capacities paid for the last three calendar years, to the chief executive officer and to each executive officer whose aggregate direct remuneration exceeded $100,000 for such year, for services rendered to VSB Bancorp, Inc. and Victory State Bank.

--------------------------------------------------------------------------------------------------------------------------
                                                                            Compensation
--------------------------------------------------------------------------------------------------------------------------
                                                                                           Long Term          All Other
                                                          Salary            Bonus         Compensation      Compensation
Name and Principal Position                Year            ($)               ($)         (Options/SARs)          ($)
--------------------------------------------------------------------------------------------------------------------------
Merton Corn                                2003        $  195,000.00     $ 40,000.00           --          $  58,146.00(1)
President and Chief Executive Officer      2002        $  167,660.00     $ 64,600.00(2)        --          $  41,320.00(1)
                                           2001        $  157,182.00     $ 20,000.00           --          $  23,270.00(1)

--------------------------------------------------------------------------------------------------------------------------
Raffaele M. Branca                         2003        $  144,425.00     $ 28,638.00           --          $  14,710.00(1)
Executive Vice President                   2002        $  138,938.00     $ 23,140.00           --          $  14,041.00(1)
                                           2001        $  131,407.00     $ 23,645.00           --          $  10,112.00(1)
--------------------------------------------------------------------------------------------------------------------------

(1) Represents the perquisites, employer match and discretionary profit sharing component to our 401(k) plan and the vested value of SARs that first vested in each year, although the SARs were originally granted in 1998 and 1999.
(2) Includes the $34,000 signing bonus for Mr. Corn's execution of a 5-year employment contract effective November 16, 2002.


Option/Stock Appreciation Rights ("SAR") Grants in Last Fiscal Year

There were no Option/SAR grants for executive officers in 2003.

Aggregated Options/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

---------------------------------------------------------------------------------------------------------------------
                                                       Number of Securities             Value of Unexercised In-the-
                              Shares      Value        Underlying Unexercised           Money Options/SAR at FY
                           Acquired on    Realized     Options/SAR at FY End            End
Name                       Exercise (#)    ($)         Exercisable/Unexercisable (#)    Exercisable/Unexercisable ($)
---------------------------------------------------------------------------------------------------------------------
Merton Corn                     0         $--          39,200/4,800                     $449,526/$54,714
Raffaele M. Branca              0         $--          13,920/3,480                     $142,506/$38,889
---------------------------------------------------------------------------------------------------------------------

The value of unexercised, in-the-money options at December 31, 2003 is the difference between the closing price of our common stock on December 31, 2003 ($17.25) and the exercise price ($5.00) under such outstanding SARs and the difference between the closing price of the common stock on December 31, 2003 ($17.25) and the exercise price ($8.00 for 1998 grants, $6.38 for 1999 Grants and $5.94 for 2000 Grants) under such outstanding options. All prices and the number of options set forth in this section or elsewhere in this proxy statement have been adjusted for the three for two stock split which was effected when Victory State Bank reorganized into the holding company form of organization and for the four for three stock split earlier this year.

Employment Agreement

         Victory State Bank has an employment agreement with President Merton Corn. This employment agreement is intended to maintain a stable and competent management base. Our continued success depends to a significant degree on the skills and competence of Mr. Corn. Upon Mr. Corn's commencement of employment with Victory State Bank in August of 1997, the bank entered into a five-year employment agreement with him to serve as President and Chief Executive Officer.
         In November 2002, Victory State Bank entered into a new agreement with Mr. Corn for an additional five year term. The agreement provides for a salary of $195,000 in 2003, with annual salary increases of at least 5% per year beginning in November 2004. In addition, Mr. Corn may receive annual bonuses at the discretion of the Board based upon the performance of Victory State Bank and other factors.

         Any termination of the agreement by either party prior to November 16, 2005, except termination by Victory State Bank for cause, would be a breach. In addition to any other remedies for breach, termination before November 16, 2005 by the bank not for cause requires the payment of six months severance. Either party may terminate the agreement without cause after November 16, 2005 upon 90 days notice, and Mr. Corn will be entitled to severance of from eight to twelve months salary, depending on when the termination occurs, plus, if termination is by the bank, continued medical insurance coverage. If Mr. Corn's employment is terminated within one year after a change in control, then he is entitled to a payment of 36 months salary plus 36 months of continued medical insurance coverage. Mr. Corn was awarded 20,000 stock appreciation rights effective January 13, 1998, at an exercise price of $5.00 per share. Mr. Corn was awarded additional 5,000 stock appreciation rights on April 13, 1999, at an exercise price of $5.00 per share. The stock appreciation rights are now exercisable and may be exchanged for employee incentive stock options if such options are available.

401(k) Plan

         We maintain a qualified 401(k) salary deferral plan for all eligible employees of Victory State Bank and our holding company who are at least 21 years of age, who work for one consecutive year and are credited with 1,000 hours of service in the plan year. Each participant may elect to make salary deferral contributions to the 401(k) plan on a pre-tax basis. We match 100 percent of the first three percent of salary deferred by employees, including Mr. Corn and Mr. Branca. Compensation for purposes of the 401(k) is capped at $200,000 annually (subject to cost of living adjustments). At our sole discretion, we can also make a discretionary (or profit sharing) contribution to the Plan. This discretionary contribution is in addition to the matching contribution. The matching contribution and the discretionary contribution vest in annual installments of 20% beginning after the second anniversary of eligibility in the 401(k) plan. Employee salary deferral contributions are immediately vested. For 2003, we made a 5.50% discretionary contribution to the Plan. Aggregate contributions to the accounts of an employee under the 401(k) plan cannot exceed $30,000 annually (subject to cost of living adjustments).

Stock Option Plans

         We have four stock options plans, all of which were originally approved by stockholders of Victory State Bank. These plans became the stock option plans of VSB Bancorp upon the holding company reorganization. There are two plans for employees and two plans for non-employee directors. The employee plans, which are incentive stock option plans under the Internal Revenue Code, provided for the grant of options to purchase 84,000 shares of our common stock. The non-employee director plans, which are non-qualified plans under the Internal Revenue Code, provided for the granting of options to purchase 56,000 shares of our common stock. The exercise price of options under the four plans may not be less than 100% of the fair market value of our stock on the date of the grant of the option. The maximum option term is 10 years.

         As adjusted, each non-employee director has been granted options to acquire 8,000 shares of our common stock under the plans, with 4,000 additional options to the Chairman of the Board. Directors Alfred C. Johnsen and Bruno Savo have not been awarded any option grants under these plans because they were not directors when the options were granted. Options to purchase all available shares under the two director plans have been granted. All director options were immediately exercisable when they were granted.

         The incentive stock option plans for employees provide for the grant of options to officers or other employees as a committee of the Board of Directors determines is appropriate. The options granted under the employee plans gradually vest over five years beginning with the first anniversary of the grant date. Options to purchase all available shares under the two incentive stock option plans have been granted.

         Upon a change of control of our company, all options issued under the four plans immediately vest. No employee may receive incentive stock options if, at the time of the grant, such person owns, directly and indirectly, more than 10% of our total combined voting power unless the stock option price is at least 110% of the fair market value of the common stock and the exercise of such incentive stock option is limited by its terms to five years.

         Payments for shares purchased upon the exercise of options may be made in cash or cash equivalents. All stock options under the plans will be adjusted for stock splits, reorganization, recapitalization, exchange of shares and stock dividends. Any such changes to outstanding options will be made without a change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the per share price and the number of shares covered by the option.

         As a result of the three for two exchange ratio in the holding company reorganization of Victory State Bank in 2003, and the four for three stock split earlier this year, each option to purchase shares of Victory State Bank originally granted under the plans now represents an option to purchase twice as many shares of VSB Bancorp. The exercise price of the option has been correspondingly adjusted so that the new exercise price multiplied by the new number of shares subject to the option is equal to the original exercise price multiplied by the number of shares covered by the original option. All disclosures of share amounts and exercise prices of options in this proxy statement have been so adjusted.

Security Ownership of Management and Certain Beneficial Owners

         The following table sets forth, to our knowledge based upon a review of our records and information provided in required filings, the beneficial ownership of our stock as of the Record Date by directors, executive officers, and any other person, entity or group known by us to beneficially own 5% or more of our stock, including options exercisable now or within 60 days after the Record Date.

--------------------------------------------------------------------------------
                                                   Number            Percent
Name                                             of Shares           of Total
--------------------------------------------------------------------------------
Directors and Executive Officers
--------------------------------------------------------------------------------
Raffaele M. Branca                                63,220 (7)(9)        4.43%
3155 Amboy Road Staten Island, N.Y. 10306
--------------------------------------------------------------------------------
Joan Nerlino Caddell                              41,266 (1)(5)(6)     2.91%
358 St. Marks Place Staten Island, N. Y. 10301
--------------------------------------------------------------------------------
Merton Corn                                      137,800 (7)(9)        9.65%
3155 Amboy Road Staten Island, N.Y. 10306
--------------------------------------------------------------------------------
Robert S. Cutrona, Sr.                            28,666 (2)(5)(6)(8)  2.02%
899 Manor Road Staten Island, N.Y. 10314
--------------------------------------------------------------------------------
Chaim Farkas                                      31,333 (3)(5)(6)     2.21%
41 Walcott Avenue Staten Island, N. Y. 10301
--------------------------------------------------------------------------------
Alfred C. Johnsen                                  1,066                 --%(12)
653 Forest Avenue Staten Island, N. Y. 10310
--------------------------------------------------------------------------------
Joseph J. LiBassi                                113,066 (5)(6)(10)    7.94%
3155 Amboy Road Staten Island, N.Y. 10306
--------------------------------------------------------------------------------
Carlos Perez                                      54,000 (4)(5)(6)     3.80%
3155 Amboy Road Staten Island, N.Y. 10306
--------------------------------------------------------------------------------
Bruno Savo                                         7,400 (11)            --%(12)
5655 Amboy Road Staten Island, N.Y. 10309
--------------------------------------------------------------------------------
All directors and executive officers
  as a group (9 persons)                         477,817              32.12%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Savino Savo                                       71,666               5.08%
5655 Amboy Road Staten Island, N.Y. 10309
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Excludes 4,200 shares, which are owned by Scott R. Caddell, Ms. Nerlino Caddell's spouse, as to which she disclaims voting power and beneficial ownership. Includes 4,000 shares that Ms. Caddell's two minor children own.
(2) Includes 20,000 shares owned as joint tenants with David P. Cutrona, his son.
(3)  Owned as joint tenants with Gail Farkas, his spouse.
(4) Includes 46,000 shares owned by the Carlos Perez M.D. Trust, of which Dr. Perez is a beneficiary. Excludes 3,000 shares owned by Dr. Perez' adult children, as to which Dr. Perez disclaims voting power and beneficial ownership.
(5) Includes, for each non-employee director, 4,000 stock options granted under the 2000 Directors' Plan.
(6) Includes 4,000 stock options granted to each non-employee director under the 1998 Directors' Plan and 8,000 stock options granted to Mr. LiBassi under the 1998 Directors' Plan.
(7) Excludes, as to Mr. Corn, 25,000 SARs that do not carry voting rights and 2,400 unvested stock options, and as to Mr. Branca, excludes 2,180 unvested stock options.
(8) Excludes 2,000 shares owned by Jennifer Gotlin Cutrona, Mr. Cutrona's spouse, as to which Mr. Cutrona disclaims voting power and beneficial ownership.
(9) Includes 16,600 options and 15,220 options granted to Mr. Corn and Mr. Branca, respectively.
(10) Excludes 1,000 shares, which are owned by Melinda LiBassi, Mr. LiBassi's spouse, as to which Mr. LiBassi disclaims voting power and beneficial ownership.
(11) Includes 3,000 shares for Mr. Bruno Savo's three minor children, for which Mr. Savo is the custodian.
(12) Represents less than1% of the outstanding common stock.

         Savino Savo, a former Director of the Company and the Bank, is the father of director Bruno Savo.

Transactions with Directors and Officers and Their Related Interests

         Some of our directors and officers and some of the corporations and firms with which they are associated also are our customers in the ordinary course of business, or have loans from Victory State Bank. None of them have loans from VSB Bancorp, Inc. It is anticipated that some of these individuals, corporations and firms will continue to be our customers or may continue to have loans from Victory State Bank on a similar basis in the future. All loans extended to such individuals, corporations and firms were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Victory State Bank transactions with unaffiliated persons.

         Director Joan Nerlino Caddell is a member of the law firm of Nerlino & Gambale, LLP (formerly of "Nerlino, Gambale & Klapper LLP" and formerly of "Holzka, Donahue & Nerlino"), which we have retained during the last fiscal year for the performance of legal services on a matter by matter basis. Fees paid to firms of which Director Joan Nerlino Caddell was a partner totaled $127,470 in 2003 and $98,237 in 2002.

         Director Chaim Farkas is President and shareholder of the firm of Dataware Systems Lease, Inc. ("Dataware") from which Victory State Bank purchased computer hardware and related software in the ordinary course of business. During the last fiscal year, the fees paid to Dataware in the aggregate, totaled $61,114 in 2003 and $133,637 in 2002.

         Savino Savo, a former director and the father of director Bruno Savo, is a member of Boardwalk Estates, LLC, a limited liability company, which develops residential real estate for resale and is the president of Village Green Shopping Center Inc., a real estate company, both of which had loans from Victory State Bank at December 31, 2003. The loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

         Other than normal customer relationships, none of our directors or officers or the corporations or firms with which they are associated currently maintain or have maintained during the past fiscal year any other significant business or personal relationship with us.


             Proposal 4 - Approval of Independent Public Accountants

         The independent public accounting firm of Deloitte & Touche has acted as our independent public accountants for 2003. Our Board of Directors, on March 9, 2004, unanimously decided not to retain the firm of Deloitte & Touche LLP as our independent public accountants for 2004 but to instead retain the firm of Crowe Chizek and Company LLC, subject to stockholder approval. Deloitte & Touche LLP's report on our financial statements for the past two years does not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Board of Directors upon the unanimous recommendation of the audit committee of the Board of Directors.

         We had no disagreements with Deloitte & Touche LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, to the best of our knowledge, if not resolved to Deloitte & Touche LLP's satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report. Deloitte & Touche LLP did not advise us that:

     o internal controls necessary to develop reliable financial statements did not exist; or

     o information has come to the attention of Deloitte & Touche LLP which made Deloitte & Touche LLP unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or

     o the scope of the audit should be expanded significantly, or information has come to Deloitte & Touche LLP's attention that Deloitte & Touche LLP has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report), and the issue was not resolved to Deloitte & Touche LLP satisfaction prior to March 9, 2004.

         During our two most recent fiscal years, or thereafter until the Board made its decision on March 9, 2004, we did not consult with Crowe Chizek and Company LLC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements and no written or oral advice was provided that was an important factor considered by the audit committee or the Board of Directors in reaching a decision as to the accounting, auditing or financial reporting issue.

Audit Fees

         The following table sets forth the aggregate fees billed or expected to be billed by Deloitte & Touche for audit services rendered in connection with the consolidated financial statements and reports and for other services rendered during 2003 and 2002 on our behalf on a combined basis, including Victory State Bank and VSB Bancorp, Inc., as well as all out-of-pocket costs incurred in connection with these services, which have been billed or will be billed to us. It is the policy of the audit committee that all non-audit services must be approved in advance by the audit committee. Only the audit committee has the authority to approve services to be provided by our independent accountants and all members of management are aware that they must report to the audit committee any proposal to obtain non-audit services from our independent accountants and obtain approval from such committee before any such services are provided. In recent years, we have not sought any non-audit services from our independent accounts, and thus the audit committee has not addressed the approval or disapproval of any non-audit services.

                                                   2003            2002
                                                ----------      ----------
Audit Fees
Annual Audit Fees                               $   71,500      $   60,500

Non-Audit Fees
Design and Implementation of
Financial Information Systems                   $       --      $       --

All Other Fees:
Tax services                                    $       --      $       --
Consulting services                             $       --      $       --

Total Non-Audit Fees                            $       --      $       --

         We anticipate that Crowe Chizek will provide us with audit services in 2004 but will not provide us with non-audit services.

Leased Employees

         No portion of audit hours expended on our 2003 financial statements by persons other that the full-time permanent employees of Deloitte & Touche.

         We expect that representatives of both Deloitte & Touche and Crowe Chizek will attend the meeting and be available to respond to appropriate questions. Both firms will be allowed to make a statement, if they desire to do so.

   Our Board of Directors unanimously recommends that you vote IN FAVOR of the ratification of the appointment of Crowe Chizek and Company LLC as our independent public accountants for the fiscal year ending December 31, 2004.

                              Financial Information

         Accompanying this Proxy Statement is our Annual Report containing financial and related information. The Annual Report is not part of this Proxy Statement.

                                  Other Matters

Stockholder Proposals

         Our bylaws include procedural requirements that stockholders must satisfy in order to nominate a person for election as a director or to propose any other business for stockholder action at an annual meeting. For a description of those requirements, see the discussion above as part of the discussion of Proposal 1 under the caption "Restrictions on Acquisition and Other Anti-Takeover Devices - Bylaw Limitations."

         Stockholders may submit proposals for inclusion in our 2005 proxy material after the 2004 Annual Meeting. We must receive those proposals by 5 p.m. local time not less than 120 calendar days before the date of our proxy statement released to stockholders in connection with the 2005 annual meeting. However, if the date of the 2005 annual meeting is changed by more than 30 days from the date of the 2004 annual meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials. Proposals should be sent via registered, certified, or express mail to: Office of the Chief Financial Officer, VSB Bancorp, Inc., 3155 Amboy Road, Staten Island, New York 10306. The stockholder must also satisfy all the other requirements of Securities and Exchange Commission Rule 14a-8 in order to be able to include a proposal in our proxy material.

         As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be brought before the meeting. However, if further business is properly presented, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

Dated:  March 25, 2004

                                                                       Exhibit A

                                VSB BANCORP, INC.
                        2004 DIRECTORS STOCK OPTION PLAN


1.       PURPOSE
         -------

         The purpose of the 2004 Directors Stock Option Plan (the "Plan") is to promote the growth and profitability of VSB Bancorp, Inc. (the "Company") by providing Directors of the Company with an incentive to achieve long-term objectives of the Company and to attract and retain Directors of outstanding competence by providing such Directors with an opportunity to acquire an equity interest in the Company.

2.       DEFINITIONS
         -----------

         (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Company is a member or (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

         (b) "Award" means a grant of Options under the provisions of this Plan.

         (c) "Board of Directors" or "Board" means the board of directors of the Company.

         (d) "Change in Control" of the Company, for purposes of this Plan, means an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of Victory State Bank (the "Bank") within the meaning of the Change in Bank Control Act and the rules and regulations promulgated by the Federal Deposit Insurance Corporation (the "FDIC") at 12 C.F.R. ss.303, as in effect on the date hereof; or (iii) results in a transaction requiring prior approval of the Federal Reserve Board ("FRB"), under the Bank Holding Company Act of 1956 and the regulations promulgated thereunder by the FRB at 12 C.F.R. ss.225.11, as in effect on the date hereof or
(iv) at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the Company's outstanding securities or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director subsequent to the date hereof whose election was approved by a vote of a majority of the Directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the Incumbent Board, shall be, for purposes of this clause (B), considered as though he or she were a member of the Incumbent Board; or (C) a reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction occurs in which the Company is not the resulting entity; or (D) a proxy statement is distributed soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Company; or (E) a tender offer is made for 20% or more of the voting securities of the Company.

                                                                       Exhibit A


         (e) "Committee" means a committee consisting of two or more non-employee Directors of the Company, as defined in Rule 16b-3(b)(3)(i) of the Rule of the Securities and Exchange Commission under the Exchange Act.

         (f) "Common Stock" means the Common Stock of the Company, par value, $0.0001 per share.

         (g) "Date of Grant" means the date of stockholder approval of this plan as to the initial awards of Options for 5,000 shares described in Section 6 or the date the Committee approves an Award as to any other Award.

         (h) "Director" means a voting member of the Board of Directors of the Company or any of its Affiliates.

         (i) "Disability" means disability as defined in any long term disability plan of the Company or its subsidiaries, or if not so defined, disability shall mean the permanent and total inability by reason of mental or physical infirmity, or both, of a Director to perform the functions of a Director. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of the Director's lifetime.

         (j) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the closing price of the Common Stock on the public markets if a price of the Common Stock is reported on such date or, if not reported on such date, then the closing price on the public markets on the latest prior day on which a price is so reported. For the purpose of determining reporting hierarchy, the first choice for determining Fair Market Value shall be a price reported on an exchange, then on the Nasdaq National Market, then on the Nasdaq SmallCap Market, then on the Over the Counter Bulletin Board. If there is no report on any such public markets during the 30 days prior to the date with respect to which Fair Market Value is to be determined, or if a realistic fair market value of the Common Stock cannot be determined for any other reason, then the Fair Market Value shall be the best estimate of the fair market value as reasonably determined by the Board of Directors, taking into consideration the market value of the shares of comparable financial institutions, the trend of the Company's earnings, and other factors that the Board of Directors deems appropriate.

         (k)    "Option" means an Award granted under Section 6.

         (l) "Retirement" means termination of service as a Director of the Company after reaching age 65 with a minimum service as a Director of five (5) years.

         (m) "Removal for Cause" means the removal of a Director upon an intentional failure to perform stated duties, personal dishonesty which results in loss to the Company or one of its Affiliates or willful violation of any law, rules or regulation (other than traffic violations or similar offenses) or final cease-and-desist order which results in substantial loss to the Company or one of its Affiliates.


3.       ADMINISTRATION
         --------------

         The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish and amend such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations

                                                                       Exhibit A


made by the Committee shall be binding and conclusive on all Directors and on their legal representatives and beneficiaries.

4.       STOCK SUBJECT TO THE PLAN
         -------------------------

         Subject to adjustment as provided in Section 11, the maximum number of shares with respect to which Options may be granted under this Plan shall be 55,000 shares of Common Stock. Except as provided in Section 7, if any Option terminates or expires without being exercised, then the shares covered by that Option shall again be available for the grant of new Options under this Plan.

5.       ELIGIBILITY
         -----------

         Directors of the Company or its Affiliates shall be eligible to receive Awards under the Plan.

6.       GRANT OF OPTIONS
         ----------------

         Immediately and without any further action being required to be taken, each person who is a Director of the Company on the date stockholders approve this Plan shall receive an Award of an Option to purchase 5,000 shares of Common Stock. Thereafter, the Committee may, from time to time, grant Options to eligible Directors in such amounts as the Committee may determine. All Options granted pursuant to this Plan shall be subject to the following terms and conditions:

         (a) Price. The exercise price per share shall be equal to the Fair Market Value of the Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full purchase price in cash.

         (b) Terms of Options. The Options granted automatically upon the approval hereof by stockholders shall be exercisable for 10 years after such approval. The Committee shall determine the term during which any subsequent Option may be exercised, but in no event shall an Option be exercisable in whole or in part more than 10 years after the Date of Grant. No Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his or her lifetime only by the Director to whom it is granted or by his duly appointed committee or administrator.

         (c) Vesting. All Options granted under this Plan shall vest in five equal annual installments beginning one year after the Date of Grant. However, all Options shall vest and shall be exercisable in full in the event of a Change in Control or, as to Options held by any Director, upon the death of such Director or upon the resignation of such Director due to a Disability.

         (d) Time of Year Limits. The Committee may, when approving the grant of Awards, require that the related Options may be exercised only during specified times of the year.

         (e)    Extended Exercisability Period.

                (i) If a person ceases to be a Director for any reason, then further vesting of that person's Options shall cease, and the Option shall be exercisable thereafter only as set forth in this Section 6(e).
                (ii) Except as set forth in paragraph 6 (e) (iii) below, all Options shall be exercisable while the holder thereof is a Director. Except as otherwise provided in this Section 6(e), after termination of status as a Director, an Option shall be exercisable only for three months following termination.

                                                                       Exhibit A


                (iii) In the event of Removal for Cause of a Director, the Options held by the Director shall expire upon such removal and shall no longer be exercisable.
                (iv) In the event of death or Disability of any Director, all Options held by such Director shall vest in full and shall be exercisable by the Director or the Director's legal representatives or beneficiaries for one year following the date of the Director's death or cessation of directorship due to Disability.
                (v) Upon termination of a Director's service due to Retirement or a Change in Control, all Options held by such Director shall vest in full and shall be exercisable for one year following the date of Director's cessation of service.
                (vi) Notwithstanding Subsections 6(e)(i) - (v), in no event shall the exercise period extend beyond the expiration of the Option term pursuant to Section 6(b).

7.       SURRENDER OF OPTION
         -------------------

         If a Director's directorship terminates as a result of death, Disability or Retirement, the Director (or the Director's personal representative(s), heir(s), or devisee(s)) may, upon the approval of the Committee in its sole discretion, surrender all or part of the Options held by such Director in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of directorship and the exercise price per share of the Option. If the Committee so approves, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable. Any such surrender shall not be considered an expiration or termination for the purpose of determining whether the shares subject to such Option shall again be available for a new Option.

8.       RIGHTS OF A STOCKHOLDER
         -----------------------

         No Director shall have any rights as a stockholder with respect to any shares covered by Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award confers on any person any right to continue as a Director of the Company or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate a Director's services as a Director at any time to the extent otherwise permitted by law.

9.       AGREEMENT WITH GRANTEES
         -----------------------

         Each Award will be evidenced by a written agreement, substantially in the form annexed hereto, executed by the Director and the Company which describes the conditions for receiving Awards, including the date of Award, the number of shares that may be acquired through the exercise of the Option, the exercise price per share, and any other terms and conditions as may be required by this Plan, the Committee or applicable law.

10.      MANNER OF EXERCISE
         ------------------

         Options may be exercised in whole or in part and in the event of a partial exercise, the remainder of the Option shall remain exercisable to the extent otherwise provided in this Plan. Each exercise of an Option shall be by notice in writing to the Chief Executive Officer of the Company, accompanied by payment in full of the Option exercise price for the shares then being purchased. Such exercise price shall be payable in U.S. Dollars upon the exercise of the Option by cash, certified check, bank draft or money order payable to the order of the Company.

                                                                       Exhibit A


11.      DILUTION AND OTHER ADJUSTMENTS
         ------------------------------

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other share combination, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make adjustments to previously granted Awards to prevent dilution or enlargement of the rights of the holder of the option, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; and

         (d)      adjustments in the exercise price of outstanding Options.

         No such adjustments may, however, materially change the value of benefits available to a Director under a previously granted Award.

12.      TAX WITHHOLDING
         ---------------

         There shall be deducted from each distribution of cash and/or Common Stock upon the exercise or surrender of an Option the amount required by any governmental authority to be withheld for income and withholding tax purposes, and if the Company is unable to effect such a deduction upon a required delivery of shares, then the Company may condition the delivery of the shares upon the payment by the holder of the option to the Company, in cash, of the amount required to be withheld.

13.      AMENDMENT OF THE PLAN
         ---------------------

         The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect provided, however, that the Board of Directors shall not, without the affirmative vote of a majority of the shares voting at a duly held annual or special meeting of stockholders of the Company, (i) increase the maximum number of shares for which Options may be granted under the Plan, except as provided in Section 11; (ii) reduce the minimum exercise price; (iii) extend the term of the plan or the period during which Options may be granted or exercised; or (iv) amend the requirements as to the Directors eligible to receive Options. No termination or amendment of the Plan may, without the consent of the individual to whom any Option shall theretofore have been granted, adversely affect the rights of such individual under such Options.

         Failure of stockholders to approve amendments or modifications to subsections (i) through (iv) of this Section shall negate only the specific amendment or modification requiring such approval. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

         No such termination, modification or amendment may affect the rights of a Director under an outstanding Award.

14.      EFFECTIVE DATE OF PLAN
         ----------------------

         The Plan shall become effective upon the affirmative vote of a majority of the shares voting at a duly held annual or special meeting of stockholders of the Company.

                                                                       Exhibit A


15.      TERMINATION OF THE PLAN
         -----------------------

         No Awards shall be granted later than ten years after the date of stockholder approval in accordance with Section 14. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Director, adversely affect his or her rights under a previously granted Award.

16.      APPLICABLE LAW
         --------------

         The Plan will be administered in accordance with the laws of the State of New York.

17.      COMPLIANCE WITH SECTION 16
         --------------------------

         Grants and awards under this Plan are intended to qualify for exemption under Rule 16b-3 of the Securities and Exchange Commission. The Board and the Committee shall have the right to adopt rules, regulations, or procedures that may be necessary or appropriate to assure such qualification.

                                                                       Exhibit B


                             AUDIT COMMITTEE CHARTER
                             -----------------------


This charter shall be reviewed, reassessed, updated and approved annually by the Audit Committee and the Board of Directors of VSB Bancorp, Inc. ("Bancorp").

Role and Independence
---------------------

The Audit Committee of the Board of Directors assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Bancorp and other such duties as directed by the Board. The membership of the Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, each of whom is able to read and understand fundamental financial statements, including the Bancorp's balance sheet and income statement and cash flow statements or will become able to do so within a reasonable period time after his or her appointment to the Audit Committee. At least one member of the Committee will have accounting or related financial management expertise (i.e. said member has past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive or chief financial officer or other senior officer with financial oversight responsibility). Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of the National Association of Securities Dealers. The Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal auditors and the management of the Bancorp. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

The Board of Directors shall appoint one member of the Audit Committee as Chairperson. He or she shall be responsible for leadership of the committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the board of directors. The Chairperson will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the internal audit partner.

Responsibilities
----------------

The Audit Committee's primary responsibilities include:

          o Recommending to the Board the independent accountant to be selected or retained to audit the financial statements of the Bancorp. In so doing, the Committee will require from the auditor receipt of a written affirmation that the auditor is in fact independent and delineating all relationship between the auditor and the Bancorp consistent with the Independence Standards Board Standard No. 1. The Audit Committee shall also discuss with the auditor any disclosed relationships or services that may impact the auditor's independence. Furthermore the Audit Committee shall take or recommend to the Board that it take any actions necessary to oversee the auditor's independence.

          o Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the Committee (and the Board) to report on any and all appropriate matters.

          o Providing guidance and oversight to the internal audit activities of the Bancorp including reviewing the organization, plans and results of such activity.

          o Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Bancorp's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the committee shall make its recommendation to the Board as to the inclusion of the Bancorp's audited financial statements in the company's annual report on Form 10-KSB.

          o Reviewing with management and the independent auditor the quarterly financial information prior to the Bancorp's filing of Form 10-QSB. This review may be performed by the committee or its chairperson.

          o Discussing with management, the internal auditors and the external auditors the quality and adequacy of the Bancorp's internal controls.

          o Discussing with management the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

          o Reporting audit committee activities to the full Board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

          o Reviewing the independent auditor's ultimate accountability to the Board of Directors and to the Audit Committee as representatives of shareholders and these shareholder representatives' ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent auditor (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement).

          o Approving all non-audit services to be provided by the independent auditor after giving due regard to the effect of such non-audit services on the independence on the external auditor and the legality of providing such non-audit services.

                                 REVOCABLE PROXY
                                VSB Bancorp, Inc.
[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 27, 2004

The undersigned hereby appoints Ganine Gambale and Marguerite Viola, or each of them individually, each with full power of substitution, proxies and agents for the undersigned to vote all shares of common stock of VSB Bancorp Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on April 27, 2004, at 5:00 p.m., and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VSB BANCORP, INC.







                                        --------------------------------------
Please be sure to sign and date        |    Date                              |
this Proxy in the box below.            --------------------------------------
 -----------------------------------------------------------------------------
|                                                                             |
|                                                                             |
|                                                                             |
|                                                                             |
 -----------------------------------------------------------------------------
        Stockholder sign above ___________ Co-holder (if any) sign above


                                                   For      Against     Abstain
1.   The approval of the Employee Stock            [ ]        [ ]         [ ]
     Ownership Plan.

                                                   For      Against     Abstain
2.   The approval of the 2004 Director Stock       [ ]        [ ]         [ ]
     Option Plan.

                                                                        For All
                                                   For      Withhold    Except
3.   The election as directors of the three        [ ]        [ ]         [ ]
     nominees listed below to three year terms and election as directors of the two nominees for two year terms:


     Three Year Nominees:
     -------------------
      Joan Nerlino Caddell       Merton Corn      Joseph J. LiBassi

     Two Year Nominees:
     -----------------
      Alfred C. Johnsen          Bruno Savo

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write that nominee's name in the space provided below.

          ------------------------------------------------------------

                                                   For      Against     Abstain
4.  The ratification of the appointment of         [ ]        [ ]         [ ]
    Crowe Chizek and Company LLP as
    independent auditors for VSB Bancorp, Inc.
    for the fiscal year ending December 31, 2004.

5. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed above. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their discretion. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

    Detach above card, sign, date and mail in postage paid envelope provided

                                VSB Bancorp, Inc.
--------------------------------------------------------------------------------
     IMPORTANT: The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement and an Annual Report.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CAHNGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENEVELOPE PROVIDED.


------------------------------------------

------------------------------------------

               THIS EMPLOYEE STOCK OWNERSHIP PLAN IS FILED AS AN
  APPENDIX TO THE PROXY STATEMENT OF VSB BANCORP, INC. IN ACCORDANCE WITH THE REQUIREMENTS OF INSTRUCTION 3 OF ITEM 10(B) OF SCHEDULE 14A. IT IS NOT PART
                            OF THE PROXY STATEMENT.

                                VSB BANCORP, INC.

                          EMPLOYEE STOCK OWNERSHIP PLAN


                       (Effective as of __________, 2004)

                                TABLE OF CONTENTS

Article 1.   Introduction .....................................................1
Article 2.   Definitions ......................................................2
               2.1    Account .................................................2
               2.2    Active Participant ......................................2
               2.3    Affiliated Employer .....................................2
               2.4    Beneficiary .............................................2
               2.5    Break in Service ........................................2
               2.6    Code ....................................................2
               2.7    Committee ...............................................2
               2.8    Company .................................................3
               2.9    Compensation ............................................3
               2.10   Disability ..............................................3
               2.11   Effective Date ..........................................3
               2.12   Employee ................................................3
               2.13   Employer ................................................4
               2.14   Entry Date ..............................................4
               2.15   ERISA ...................................................4
               2.16   Fiscal Period ...........................................4
               2.17   Highly Compensated Employee .............................4
               2.18   Hours of Service ........................................5
               2.19   Investment Fund .........................................6
               2.20   Normal Retirement Age ...................................6
               2.21   Normal Retirement Date ..................................6
               2.22   Participant .............................................6
               2.23   Plan ....................................................6
               2.24   Plan Year ...............................................6
               2.25   Postponed Retirement Date ...............................6
               2.26   Section 415 Compensation ................................6
               2.27   Service .................................................7
               2.28   Spouse ..................................................7
               2.29   Stock ...................................................7
               2.30   Stock Fund ..............................................7
               2.31   Stock Obligation ........................................7
               2.32   Trust or Trust Fund .....................................8
               2.33   Trust Agreement .........................................8
               2.34   Trustee .................................................8
               2.35   Unallocated Stock Fund ..................................8
               2.36   Valuation Date ..........................................8
               2.37   Valuation Period ........................................8
               2.38   Vesting Year ............................................8
Article 3.   Eligibility for Participation.....................................9
               3.1    Initial Eligibility .....................................9
               3.2    Definition of Eligibility Year ..........................9
               3.3    Terminated Employees ....................................9
               3.4    Certain Employees Ineligible ............................9
               3.5    Participation and Reparticipation .......................9
               3.6    Omission of Eligible Employee ..........................10

Article 4.   Contributions and Credits........................................11
               4.1    Discretionary Contributions ............................11
               4.2    Discretionary Contributions ............................11
               4.3    Allocation of Unallocated Stock ........................11
               4.4    Conditions as to Contributions .........................12
               4.5    Rollover Contributions .................................12
Article 5.   Limitations on Contributions and Allocations.....................13
               5.1    Rollover Contributions .................................13
               5.2    Effect of Limitations ..................................14
               5.3    Rollover Contributions .................................15
               5.4    Erroneous Allocations ..................................15
Article 6.   Trust Fund and Its Investment....................................16
               6.1    Creation of Trust Fund .................................16
               6.2    Stock Fund and Investment Fund .........................16
               6.3    Acquisition of Stock ...................................16
               6.4    Participants' Option to Diversify ......................17
Article 7.   Voting Rights and Dividends on Stock.............................19
               7.1    Voting and Tendering of Stock ..........................19
               7.2    Stock Dividends on Stock ...............................20
Article 8.   Adjustments to Accounts..........................................21
               8.1    Adjustments for Transactions ...........................21
               8.2    Valuation of Investment Fund ...........................21
               8.3    Adjustments for Investment Experience ..................21
Article 9.   Vesting of Participants' Interests...............................22
               9.1    Deferred Vesting in Accounts ...........................22
               9.2    Computation of Vesting Years ...........................22
               9.3    Full Vesting Upon Certain Events .......................23
               9.4    Full Vesting Upon Plan Termination .....................23
               9.5    Forfeiture, Repayment, and Restoral ....................24
               9.6    Accounting for Forfeitures .............................24
               9.7    Vesting and Nonforfeitability ..........................24
Article 10.  Payment of Benefits..............................................25
               10.1   Benefits for Participants ..............................25
               10.2   Time for Distribution ..................................25
               10.3   Marital Status .........................................26
               10.4   Delay in Benefit Determination .........................26
               10.5   Accounting for Benefit Payments ........................26
               10.6   Options to Receive Stock or Cash .......................26
               10.7   Restrictions on Disposition of Stock ...................27
               10.8   Continuing Loan Provisions; Creations of Protections
                        and Rights ...........................................28
               10.9   Direct Rollover of Eligible Distribution ...............28
               10.10  Waiver of 30-Day Period After Notice of Distribution ...29
Article 11.  Rules Governing Benefit Claims and Review of Appeals.............30
               11.1   Claim for Benefits .....................................30
               11.2   Notification by Committee ..............................30
               11.3   Claims Review Procedure ................................30
Article 12.  Eligibility for Participation The Committee and its Functions....31
               12.1   Authority of Committee .................................31
               12.2   Identity of Committee ..................................31
               12.3   Duties of Committee ....................................31

               12.4   Valuation of Stock .....................................32
               12.5   Compliance with ERISA ..................................32
               12.6   Action by Committee ....................................32
               12.7   Execution of Documents .................................32
               12.8   Adoption of Rules ......................................32
               12.9   Responsibilities to Participants .......................32
               12.10  Alternative Payees in Event of Incapacity ..............32
               12.11  Indemnification by Employer ............................33
               12.12  Nonparticipation by Interested Member ..................33
Article 13.  Adoption, Amendment, or Termination of the Plan..................34
               13.1   Adoption of Plan by Other Employers ....................34
               13.2   Plan Adoption Subject to Qualification .................34
               13.3   Right to Amend or Terminate ............................34
Article 14.  Top-Heavy Provisions.............................................35
               14.1   Top-Heavy Plan .........................................35
               14.2   Super Top-Heavy Plan ...................................35
               14.3   Definitions ............................................35
               14.4   Top-Heavy Rules of Application .........................36
               14.5   Minimum Contributions ..................................37
               14.6   Top-Heavy Provisions Control in Top-Heavy Plan .........38
Article 15.  Miscellaneous Provisions.........................................39
               15.1   Plan Creates No Employment Rights ......................39
               15.2   Nonassignability of Benefits ...........................39
               15.3   Limit of Employer Liability ............................39
               15.4   Treatment of Expenses ..................................39
               15.5   Number and Gender ......................................39
               15.6   Nondiversion of Assets .................................39
               15.7   Separability of Provisions .............................39
               15.8   Service of Process .....................................39
               15.9   Governing State Law ....................................40
               15.10  Employer Contributions Conditioned on Deductibility ....40
               15.11  Unclaimed Accounts .....................................40
               15.12  Qualified Domestic Relations Order .....................40

                            Article 1. Introduction.
                                       ------------

Effective as of _________, 2004 ("Effective Date"), VSB Bancorp, Inc. ("Company") adopted the RSGroup Trust Company Trust Agreement ("Trust Agreement") and the VSB Bancorp, Inc. Employee Stock Ownership Plan ("Plan"), as hereinafter set forth. The Plan shall in all respects be subject to the provisions of the Trust Agreement which are incorporated herein and made a part hereof.

The Plan complies with all Internal Revenue Service legislation and regulations issued to date addressing tax-qualified plans, including the Uniformed Services Employment and Reemployment Rights Act of 1994, the Uruguay Round Agreements Act, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Restructuring and Reform Act of 1998, the Community Renewal Tax Relief Act of 2000 (commonly referred to as GUST II) and "good faith" compliance with the requirements for the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), as provided for under Internal Revenue Service Notice 2001-57. In addition, the Plan complies with final regulations under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, ("Code").

The Company intends this Plan and its related Trust to be an employee stock ownership plan within the meaning of Section 407(d)(6) of ERISA and Section 4975(e)(7) of the Code. The Plan is intended to have its assets invested primarily in qualifying employer securities of the Company within the meaning of
Section 407(d)(3) of ERISA, and to satisfy any requirement under ERISA or the Code applicable to such a plan.

The Employer has herein established the Plan with the intention that (a) the Plan shall at all times be qualified under Section 401(a) of the Code, (b) the Trust Agreement shall be tax-exempt under Section 501(a) of the Code, and (c) Employer contributions under the Plan shall be tax deductible under Section 404 of the Code. The provisions of the Plan and the Trust Agreement shall be construed to effectuate such intentions.

--------------------------------------------------------------------------------
537                                    1                       VSB Bancorp, Inc.

                             Article 2. Definitions.
                                        -----------

         The following capitalized words and phrases shall have the meanings specified when used in this Plan and in the Trust Agreement, unless the context clearly indicates otherwise:

         2.1 "Account" means a Participant's interest in the assets accumulated under this Plan as expressed in terms of a separate account balance which is periodically adjusted to reflect his Employer's contributions, the Plan's investment experience, and distributions and forfeitures.

         2.2 "Active Participant" means a Participant who has satisfied the eligibility requirements under Article 3 and who has at least 1,000 Hours of Service during the current Plan Year. However, a Participant shall not qualify as an Active Participant unless (i) he is in active Service with the Employer as of the last day of the Plan Year, or (ii) his Service terminated during the Plan Year by reason of Disability, death or Normal Retirement.

         2.3 "Affiliated Employer" means a member of an affiliated service group (as defined under Section 414(m) of the Code), a controlled group of corporations (as defined under Section 414(b) of the Code), a group of trades or businesses under common control (as defined under Section 414(c) of the Code) of which the Employer is a member, any leasing organization (as defined under Section 414(n) of the Code) providing the services of Leased Employees to the Employer, or any other group provided for under any and all Income Tax Regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code.

         2.4 "Beneficiary" means the person or persons who are designated by a Participant to receive benefits payable under the Plan on the Participant's death. In the absence of any designation or if all the designated Beneficiaries shall die before the Participant dies or shall die before all benefits have been paid, the Participant's Beneficiary shall be his surviving Spouse, if any, or his estate if he is not survived by a Spouse. The Committee may rely upon the advice of the Participant's executor or administrator as to the identity of the Participant's Spouse.

         2.5 "Break in Service" means any Plan Year, or, for the initial eligibility computation period under Section 3.2, the 12-consecutive month period beginning on the first day of which an Employee has an Hour of Service, in which an Employee has 500 or fewer Hours of Service. If an Employee is absent for any period (i) by reason of the Employee's pregnancy, (ii) by reason of the birth of the Employee's child, (iii) by reason of the placement of a child with the Employee in connection with the Employee's adoption of the child, or (iv) for purposes of caring for such child for a period beginning immediately after such birth or placement, the Employee shall be credited with the Hours of Service which would normally have been credited but for such absence, up to a maximum of 501 Hours of Service.

         2.6      "Code" means the Internal Revenue Code of 1986, as amended.

         2.7 "Committee" means the committee responsible for the administration of this Plan in accordance with Article 12.

--------------------------------------------------------------------------------
537                                    2                       VSB Bancorp, Inc.

         2.8 "Company" means VSB Bancorp, Inc. and any successor entity which succeeds to the business of the Company.

         2.9 "Compensation" means an Employee's wages, salary, fees and other amounts defined as compensation in Section 415(c)(3) of the Code and Income Tax Regulations Sections 1.415-2(d)(2) and (3), received for personal services actually rendered in the course of employment with the Employer for the calendar year. Compensation shall include commissions, overtime, bonuses, wage continuation payments to an Employee absent due to illness or disability of a short-term nature, the amount of any Employer contributions under a flexible benefits program maintained by the Employer under Section 125 of the Code pursuant to a salary reduction agreement entered into by the Participant under
Section 125 of the Code, or under a "qualified transportation fringe" benefit described in Section 132(f) of the Code, amounts paid or reimbursed by the Employer for Employee moving expenses (to the extent not deductible by the Employee), and the value of any nonqualified stock option granted to an Employee by the Employer (to the extent includable in gross income for the year granted).

         For purposes of Section 4.1, the third paragraph of Section 4.3 and
Section 9.6, only Compensation during the period in which an Employee is a Participant in the Plan shall be recognized.

         Compensation does not include contributions made by the Employer to any other pension, deferred compensation, welfare or other employee benefit plan, amounts realized from the exercise of a nonqualified stock option or the sale of a qualified stock option, and other amounts which receive special tax benefits.

         Compensation shall not exceed two hundred five thousand dollars ($205,000) for the 2004 Plan Year, thereafter adjusted in multiples of five thousand dollars ($5,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. For purposes of this Section, if the Plan Year in which a Participant's Compensation is being made is less than twelve (12) calendar months, the amount of Compensation taken into account for such Plan Year shall be the adjusted amount, as prescribed by the Secretary of the Treasury under Section 401(a)(17) of the Code, for such Plan Year multiplied by a fraction, the numerator of which is the number of months taken into account for such Plan Year and the denominator of which is twelve (12). In determining the dollar limitation hereunder, compensation received from any Affiliated Employer shall be recognized as Compensation.

         2.10 "Disability" means a physical or mental condition, which renders the Participant eligible for benefits under the Employer's long term disability plan.

         2.11     "Effective Date" means _______, 2004.

         2.12 "Employee" means any individual who is employed by the Employer. Employee also means an individual employed by a leasing organization who, pursuant to an agreement between the Employer and the leasing organization, has performed services for the Employer and any related persons (within the

--------------------------------------------------------------------------------
537                                    3                       VSB Bancorp, Inc.

meaning of Section 414(n)(6) of the Code) on a substantially full-time basis for more than one year, if such services are performed under the primary direction or control of the Employer. However, such a "leased employee" shall not be considered an Employee if (i) he participates in a money purchase pension plan sponsored by the leasing organization which provides for immediate participation, immediate full vesting, and an annual contribution of at least 10 percent of the Employee's Section 415 Compensation, and (ii) leased employees do not constitute more than 20 percent of the Employer's total work force (including leased employees, but excluding Highly Compensated Employees and any other Employees who have not performed services for the Employer on a substantially full-time basis for at least one year).

         2.13 "Employer" means the Company, Victory State Bank or any Affiliated Employer, any other corporation, partnership, or proprietorship which adopts this Plan with the Employer's consent pursuant to Section 13.1, and any entity which succeeds to the business of the Employer and adopts the Plan pursuant to Section 13.2.

         2.14 "Entry Date" means the Effective Date of the Plan and each January 1 and July 1 of each Plan Year after the Effective Date.

         2.15 "ERISA" means the Employee Retirement Income Security Act of 1974 (P.L. 93-406, as amended).

         2.16 "Fiscal Period" means the twelve-month period commencing January 1 to December 31 for the purpose of maintaining the Plan's books and records and distributing or filing any reports or returns required by law.

         2.17 "Highly Compensated Employee" means, with respect to a Plan Year, an Employee or an employee of an Affiliated Employer who is such an Employee or employee during the Plan Year for which a determination is being made and who:

                  (a) during the Plan Year immediately preceding the Plan Year for which a determination is being made received compensation as defined under Section 414(q)(4) of the Code ("Section 414(q) Compensation") from the Employer, in excess of ninety thousand dollars ($90,000) for 2004, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code, or

                  (b) at any time during the Plan Year for which a determination is being made or at any time during the Plan Year immediately preceding the Plan Year for which a determination is being made, was a five-percent (5%) owner as described under Section 414(q)(2) of the Code.

         For purposes of subsection (a) above, Section 414(q) Compensation shall include (i) any elective deferral (as defined in Section 402(g)(3) of the Code), and (ii) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Section 125, 132(f)(4) or 457 of the Code.

--------------------------------------------------------------------------------
537                                    4                       VSB Bancorp, Inc.

         Highly Compensated Employee also means a former Employee who (A) incurred a Termination of Service prior to the Plan Year of the determination,
(B) is not credited with an Hour of Service during the Plan Year of the determination and (C) satisfied the requirements of subsection (a) or (b) during either the Plan Year of his Termination of Service or any Plan Year ending coincident with or subsequent to the Employee's attainment of age fifty-five
(55).

         For purposes of this section, if either (I) the Plan Year for which a determination is being made or (II) the Plan Year immediately preceding the Plan Year for which a determination is being made, is a short Plan Year, the determination shall be made for the twelve (12) month period which commences on the first day of such short Plan Year.

         2.18 "Hours of Service" means hours to be credited to an Employee under the following rules:

                  (a) Each hour for which an Employee is paid or is entitled to be paid for services to the Employer is an Hour of Service.

                  (b) Each hour for which an Employee is directly or indirectly paid or is entitled to be paid for a period of vacation, holidays, illness, disability, lay-off, jury duty, temporary military duty, or leave of absence is an Hour of Service. However, except as otherwise specifically provided, no more than 501 Hours of Service shall be credited for any single continuous period which an Employee performs no duties. No more than 501 Hours of Service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Further, no Hours of Service shall be credited on account of payments made solely under a plan maintained to comply with worker's compensation, unemployment compensation, or disability insurance laws, or to reimburse an Employee for medical expenses.

                  (c) Each hour for which back pay (ignoring any mitigation of damages) is either awarded or agreed to by the Employer is an Hour of Service. However, no more than 501 Hours of Service shall be credited for any single continuous period during which an Employee would not have performed any duties. The same Hours of Service will not be credited both under paragraph (a) or (b) as the case may be, and under this paragraph (c). These hours will be credited to the employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award agreement or payment is made.

                  (d) Hours of Service shall be credited in any one period only under one of the foregoing paragraphs (a), (b) and (c); an Employee may not get double credit for the same period.

                  (e) If the Employer finds it impractical to count the actual Hours of Service for any class or group of non-hourly Employees, each Employee in that class or group shall be credited with 45 Hours of Service for each weekly pay period in which he has at least one Hour of

--------------------------------------------------------------------------------
537                                    5                       VSB Bancorp, Inc.

         Service. However, an Employee shall be credited only for his normal working hours during a paid absence.

                  (f) Hours of Service to be credited on account of a payment to an Employee (including back pay) shall be recorded in the period of Service for which the payment was made. If the period overlaps two or more Plan Years, the Hours of Service credit shall be allocated in proportion to the respective portions of the period included in the several Plan Years. However, in the case of periods of 31 days or less, the Administrator may apply a uniform policy of crediting the Hours of Service to either the first Plan Year or the second.

                  (g) In all respects an Employee's Hours of Service shall be counted as required by Section 2530.200b-2(b) and (c) of the Department of Labor's regulations under Title I of ERISA.

         2.19 "Investment Fund" means that portion of the Trust Fund consisting of assets other than Stock. Notwithstanding the above, assets from the Investment Fund may be used to purchase Stock in the open market or otherwise, or used to pay off the Stock Obligation, and shares so purchased will be allocated to a Participant's Stock Fund.

         2.20 "Normal Retirement Age" means the later of (a) the date an Employee attains age sixty-five (65) or (b) the date on which the Employee has five (5) Vesting Years of Service.

         2.21 "Normal Retirement Date" means the first day of the month coincident with or next following the Participant's Normal Retirement Age.

         2.22 "Participant" means any Employee who is an Active Participant participating in the Plan, or Employee or former Employee who was previously an Active Participant and still has a balance credited to his Account.

         2.23 "Plan" means the VSB Bancorp, Inc. Employee Stock Ownership Plan, as it may be amended from time to time.

         2.24 "Plan Year" means the twelve-month period commencing January 1 and ending December 31, 2004 and each period of 12 consecutive months beginning on January 1 of each succeeding year.

         2.25 "Postponed Retirement Date" means the first day of the month coincident with or next following a Participant's date of actual retirement which occurs after his Normal Retirement Date.

         2.26     "Section 415 Compensation" mean wages, as defined in Code
Section 3401(a) for purposes of income tax withholding at the source.

         Section 415 Compensation shall include any elective deferral as defined in Code Section 402(g)(3) (any Employer contributions made on behalf of a Participant to the extent not includible in gross income and any Employer

--------------------------------------------------------------------------------
537                                    6                       VSB Bancorp, Inc.

contributions to purchase an annuity contract under Code Section 403(b) under a salary reduction agreement) and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in gross income of the Participant by reason of Code Section 125, Section 457 or section 132(f)(4).

         Section 415 Compensation in excess of $205,000 (as indexed) for the 2004 Plan Year shall be disregarded for all Participants. For purposes of this subsection, the $205,000 limit shall be referred to as the "applicable limit" for the Plan Year in question. The $205,000 limit shall be adjusted for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Code, effective for the Plan Year which begins within the applicable calendar year. For purposes of the applicable limit, Section 415 Compensation shall be prorated over short Plan Years.

         2.27 "Service" means an Employee's period(s) of employment with the Employer, excluding for initial eligibility purposes any period in which the individual was a nonresident alien and did not receive from the Employer any earned income which constituted income from sources within the United States. An Employee's Service shall include any Service which constitutes Service with a predecessor Employer within the meaning of Section 414(a) of the Code; provided, however, that Service with an acquired entity shall not be considered Service under the Plan unless required by applicable law or agreed to by the parties to such transaction. An Employee's Service shall also include Service with an Affiliated Employer. Notwithstanding any provision of this Plan to the contrary, effective __________, 2004, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with
Section 414(u) of the Code.

         2.28 "Spouse" means the individual, if any, to whom a Participant is lawfully married on the date benefit payments to the Participant are to begin, or on the date of the Participant's death, if earlier. A former Spouse shall be treated as the Spouse or surviving Spouse to the extent provided under a qualified domestic relations order as described in section 414(p) of the Code.

         2.29 "Stock" means shares of the Company's voting common stock meeting the requirements of Section 409(e)(3) of the Code issued by the Employer which is a member of the same controlled group of corporations within the meaning of Code Section 414(b).

         2.30 "Stock Fund" means that portion of the Trust Fund consisting of Stock.

         2.31 "Stock Obligation" means an indebtedness arising from any extension of credit to the Plan or the Trust which satisfies the requirements set forth in Section 6.3 and which was obtained for any or all of the following purposes:

                  (i) to acquire qualifying Employer securities as defined in Treasury Regulations ss.54.4975-12;

                  (ii)     to repay such Stock Obligation; or

                  (iii)    to repay a prior exempt loan.

--------------------------------------------------------------------------------
537                                    7                       VSB Bancorp, Inc.

         2.32 "Trust" or "Trust Fund" means the trust fund created under this Plan.

         2.33 "Trust Agreement" means the agreement between the Company and the Trustee concerning the Trust Fund.

         2.34 "Trustee" means the RSGroup Trust Company, Portland Maine, or any successor trustee of the Plan.

         2.35 "Unallocated Stock Fund" means that portion of the Stock Fund consisting of the Plan's holding of Stock which have been acquired in exchange for one or more Stock obligations and which have not yet been allocated to the Participant's Accounts in accordance with Section 4.3.

         2.36 "Valuation Date" means the last day of the Plan Year and any other date which the Committee shall determine the investment experience of the Investment Fund and adjust the Participants' Accounts accordingly.

         2.37 "Valuation Period" means the period following a Valuation Date and ending with the next Valuation Date.

         2.38 "Vesting Year" means a unit of Service credited to a Participant pursuant to Section 9.2 for purposes of determining his vested interest in his Account.

--------------------------------------------------------------------------------
537                                    8                       VSB Bancorp, Inc.

                    Article 3. Eligibility for Participation.
                               -----------------------------

         3.1 Initial Eligibility. An Employee shall enter the Plan as of the Entry Date coincident with or next following the later of the following dates:

                  (a)      the last day of the Employee's first Eligibility
         Year, and

                  (b) the Employee's 21st birthday. (However, if an Employee is not in active Service with the Employer on the date such Employee would otherwise first enter the Plan, his entry shall be deferred until the next Entry Date he is in Service.)

         3.2 Definition of Eligibility Year. An "Eligibility Year" means an eligibility computation period (as defined below) in which the Employee has completed 1,000 Hours of Service for the Employer. For this purpose:

                  (a) an Employee's first "eligibility computation period" is the 12-consecutive month period beginning on the first day the Employee performs an Hour of Service (including Hours of Service completed prior to the Effective Date), and

                  (b) an Employee's subsequent eligibility computation periods will be each Plan Year thereafter. The succeeding 12-consecutive month period begins with the Plan Year which commences prior to the first anniversary of the Employee's employment commencement date regardless of whether the Employee is entitled to be credited with 1,000 Hours of Service during the initial eligibility computation period.

         3.3 Terminated Employees. No Employee shall have any interest or rights under this Plan if the Employee is never in active Service with the Employer on or after the Effective Date.

         3.4      Certain Employees Ineligible.

                  (a) No Employee shall participate in the Plan while the Employee's Service is covered by a collective bargaining agreement between the Employer and the Employee's collective bargaining representative if (i) retirement benefits have been the subject of good faith bargaining between the Employer and the representative and (ii) the collective bargaining agreement does not provide for the Employee's participation in the Plan.

                  (b) Leased Employees are not eligible to participate in the Plan.

         3.5 Participation and Reparticipation. Subject to the satisfaction of the foregoing requirements, an Employee shall participate in the Plan during each period of his Service from the date on which he first becomes eligible until his termination. For this purpose, an Employee who returns before five (5) consecutive Breaks in Service who previously satisfied the initial eligibility requirements or who returns after five (5) consecutive Breaks in Service with a vested Account balance in the Plan shall re-enter the Plan as of the date of his return to Service with the Employer.

--------------------------------------------------------------------------------
537                                    9                       VSB Bancorp, Inc.

         3.6 Omission of Eligible Employee. If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by his Employer for the year has been made, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which such Employer would have contributed regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

--------------------------------------------------------------------------------
537                                    10                      VSB Bancorp, Inc.

                      Article 4. Contributions and Credits.
                                 -------------------------

         4.1 Discretionary Contributions. The Employer may from time to time contribute, with respect to a Plan Year, such amounts as it may determine from time to time. The Employer shall have no obligation to contribute any amount under this Plan except as so determined in its sole discretion. The Employer's contributions and available forfeitures for a Plan Year shall be credited as of the Valuation Date for such Plan Year to the Accounts of the Active Participants in the same proportion that each such Active Participant's Compensation for the Plan Year bears to the total Compensation of all Active Participants for such Plan Year. Compensation, with respect to this Section 4.1, means Compensation as defined in the second paragraph of Section 2.9.

         4.2 Contributions for Stock Obligations. If the Trustee, upon instructions from the Committee, incurs any Stock Obligation upon the purchase of Stock, the Employer may contribute for each Plan Year an amount sufficient to cover all payments of principal and interest as they come due under the terms of the Stock Obligation. If there is more than one Stock Obligation, the Employer shall designate the one to which any contribution is to be applied. Investment earnings realized on Employer contributions and any dividends paid by the Employer on Stock held in the Unallocated Stock Account, shall be applied to the Stock Obligation related to that Stock, subject to Section 7.2.

         4.3 Allocation of Unallocated Stock. In each Plan Year in which Employer contributions, earnings on contributions, or dividends on unallocated Stock are used as payments under a Stock Obligation, a certain number of shares of the Stock acquired with that Stock Obligation which is then held in the Unallocated Stock Fund shall be released for allocation among the Participants. The number of shares released shall bear the same ratio to the total number of those shares then held in the Unallocated Stock Fund (prior to the release) as
(a) the principal and interest payments made on the Stock Obligation in the current Plan Year bears to (b) the sum of (a) above, and the remaining principal and interest payments required (or projected to be required on the basis of the interest rate in effect at the end of the Plan Year) to satisfy the Stock Obligation.

         At the direction of the Committee, the current and projected payments of interest under a Stock Obligation may be ignored in calculating the number of shares to be released in each year if (i) the Stock Obligation provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for 10 years, (ii) the interest included in any payment is ignored only to the extent that it would be determined to be interest under standard loan amortization tables, and (iii) the term of the Stock Obligation, by reason of renewal, extension, or refinancing, has not exceeded 10 years from the original acquisition of the Stock.

         Except as provided in Section 7.2, the number of shares released shall be allocated as of the Valuation Date for such Plan Year to the Accounts of the Active Participants in the same proportion that each such Active Participant's Compensation for the Plan Year bears to the total Compensation of all Active Participants for such Plan Year. Compensation, with respect to this paragraph of
Section 4.3, means Compensation as defined in the second paragraph of Section
2.9.

--------------------------------------------------------------------------------
537                                    11                      VSB Bancorp, Inc.

         4.4 Conditions as to Contributions. The Employer's contributions shall in all events be subject to the limitations set forth in Section 5. Contributions may be made in the form of cash, or securities and other property to the extent permissible under ERISA, including Stock, and shall be held by the Trustee in accordance with the Trust Agreement. In addition to the provisions of
Section 13.3 for the return of the Employer's contributions in connection with a failure of the Plan to qualify initially under the Code, any amount contributed by the Employer due to a good faith mistake of fact, or based upon a good faith but erroneous determination of its deductibility under Section 404 of the Code, shall be returned to the Employer within one year after the date on which the contribution was originally made, or within one year after its nondeductibility has been finally determined. However, the amount to be returned shall be reduced to take account of any adverse investment experience within the Trust Fund in order that the balance credited to each Participant's Account is not less than it would have been if the contribution had never been made.

         4.5 Rollover Contributions. This Plan shall not accept a direct rollover or rollover contribution of an "eligible rollover distribution" as such term is defined in Section 10.9-1 of the Plan.

--------------------------------------------------------------------------------
537                                    12                      VSB Bancorp, Inc.

            Article 5. Limitations on Contributions and Allocations.
                       --------------------------------------------

         5.1 Limitation on Annual Additions. Notwithstanding anything herein to the contrary, allocation of Employer contributions for any Plan Year shall be subject to the following:

                  5.1-1    If allocation of Employer contributions, in
         accordance with Section 4.1 and the third paragraph of Section 4.3, will result in an allocation of more than one-third the total contributions for a Plan Year to the Accounts of Highly Compensated Employees, then, solely if so directed by the Committee in its sole discretion, allocation of such amount shall be adjusted so that such excess will not occur.

                  5.1-2    After adjustment, if any, required by the preceding
         paragraph, the annual additions during any Plan Year to any Participant's Account under this and any other defined contribution plans maintained by the Employer or an affiliate (within the purview of Section 414(b), (c) and (m) and Section 415(h) of the Code, which affiliate shall be deemed the Employer for this purpose) shall not exceed the lesser of $40,000 (or such other dollar amount which results from cost-of-living adjustments under Section 415(d) of the Code) (the "dollar limitation") or 100 percent of the Participant's Section 415 Compensation for such limitation year (the "percentage limitation"). The percentage limitation shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition. In the event that annual additions exceed the aforesaid limitations, they shall be reduced in the following priority:

                  (i) Any excess amount at the end of the Plan Year that cannot be allocated to the Participant's Account shall be reallocated to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year. The reallocation shall be made in accordance with Section 4.1 of the Plan as if the Participant whose Account otherwise would receive the excess amount is not eligible for an allocation of Employer contributions.

                  (ii) If the allocation or reallocation of the excess amounts causes the limitations of Code section 415 to be exceeded with respect to each Participant for the limitation year, then the excess amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions for all remaining Participants in the next limitation year and each succeeding limitation year if necessary.

                  (iii) If a suspense account is in existence at any time during a limitation year, it will not participate in any allocation of investment gains and losses. All amounts held in suspense accounts must be allocated to Participants' Accounts before any contributions may be made to the Plan for the limitation year.

                  (iv) If a suspense account exists at the time of Plan termination, amounts held in the suspense account that cannot be allocated shall revert to the Employer.

--------------------------------------------------------------------------------
537                                    13                      VSB Bancorp, Inc.

                  5.1-3    For purposes of this Section 5.1, the "annual
         addition" to a Participant's Account means the sum of (i) Employer contributions, (ii) Employee contributions, if any, and (iii) forfeitures. Annual additions to a defined contribution plan also include amounts allocated to an individual medical account, as defined in Section 415(l)(2) of the Internal Revenue Code, which is part of a pension or annuity plan maintained by the Employer, amounts derived from contributions paid or accrued, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee under a welfare benefit fund, as defined in Section 419A(d) of the Internal Revenue Code, maintained by the Employer. For these purposes, annual additions to a defined contribution plan shall not include the allocation of the excess amounts remaining in the Unallocated Stock Fund subsequent to a sale of stock from such fund in accordance with a transaction described in Section 8.1 of the Plan.

                  5.1-4    Notwithstanding the foregoing, if no more than
         one-third of the Employer contributions to the Plan for a year which are deductible under Section 404(a)(9) of the Code are allocated to Highly Compensated Employees (within the meaning of Section 414(q) of the Internal Revenue Code), the limitations imposed herein shall not apply to:

                  (i) forfeitures of Employer securities (within the meaning of Section 409 of the Code) under the Plan if such securities were acquired with the proceeds of a loan described in Section 404(a)(9)(A) of the Code), or

                  (ii) Employer contributions to the Plan which are deductible under Section 404(a)(9)(B) and charged against a Participant's Account.

                  5.1-5    If the Employer contributes amounts, on behalf of
         Employees covered by this Plan, to the Victory State Bank 401(k) Savings Plan ("401(k) Plan"), the limitation on annual additions provided in this Section shall be applied to annual additions in the aggregate to this Plan and to the 401(k) Plan. Reduction of annual additions, where required, shall be accomplished first by reductions under the 401(k) plan, and then by allocating any remaining excess for this Plan in the manner and priority set forth above with respect to this Plan.

                  5.1-6    A limitation year shall mean each 12 consecutive
         month period beginning each January 1.

         5.2 Effect of Limitations. The Committee shall take whatever action may be necessary from time to time to assure compliance with the limitations set forth in Section 5.1. Specifically, the Committee shall see that each Employer restrict its contributions for any Plan Year to an amount which, taking into account the amount of available forfeitures, may be completely allocated to the Participants consistent with those limitations. Where the limitations would otherwise be exceeded by any Participant, further allocations to the Participant shall be curtailed to the extent necessary to satisfy the limitations. Where an excessive amount is contributed on account of a mistake as to one or more Participants' compensation, or there is an amount of forfeitures which may not be credited in the Plan Year in which it becomes available, the amount shall be corrected in accordance with Section 5.1-2 of the Plan. If it is determined at any time that the Committee and/or Trustee has erred in accepting

--------------------------------------------------------------------------------
537                                    14                      VSB Bancorp, Inc.

and allocating any contributions or forfeitures under this Plan, or in allocating net gain or loss pursuant to Sections 8.2 and 8.3, then the Committee, in a uniform and nondiscriminatory manner, shall determine the manner in which such error shall be corrected and shall promptly advise the Trustee in writing of such error and of the method for correcting such error. The Accounts of any or all Participants may be revised, if necessary, in order to correct such error.

         5.3 Limitations as to Certain Participants. Aside from the limitations set forth in Section 5.1, if the Plan acquires any Stock in a transaction as to which a selling shareholder or the estate of a deceased shareholder is claiming the benefit of Section 1042 of the Code, the Committee shall see that none of such Stock, and no other assets in lieu of such Stock, are allocated to the Accounts of certain Participants in order to comply with
Section 409(n) of the Code.

         This restriction shall apply at all times to a Participant who owns (taking into account the attribution rules under Section 318(a) of the Code, without regard to the exception for employee plan trusts in Section 318(a)(2)(B)(i) more than 25 percent of any class of stock of a corporation which issued the Stock acquired by the Plan, or another corporation within the same controlled group, as defined in Section 409(l)(4) of the Code (any such class of stock hereafter called a "Related Class"). For this purpose, a Participant who owns more than 25 percent of any Related Class at any time within the one year preceding the Plan's purchase of the Stock shall be subject to the restriction as to all allocations of the Stock, but any other Participant shall be subject to the restriction only as to allocations which occur at a time when he owns more than 25 percent of any Related Class.

         Further, this restriction shall apply to the selling shareholder claiming the benefit of Section 1042 and any other Participant who is related to such a shareholder within the meaning of Section 267(b) of the Code, during the period beginning on the date of sale and ending on the later of (1) the date that is ten years after the date of sale, or (2) the date of the Plan allocation attributable to the final payment of acquisition indebtedness incurred in connection with the sale.

         This restriction shall not apply to any Participant who is a lineal descendant of a selling shareholder if the aggregate amounts allocated under the Plan for the benefit of all such descendants do not exceed five percent of the Stock acquired from the shareholder.

         5.4 Erroneous Allocations. No Participant shall be entitled to any annual additions or other allocations to his Account in excess of those permitted under Article 5. If it is determined at any time that the administrator and/or Trustee have erred in accepting and allocating any contributions or forfeitures under this Plan, or in allocating investment adjustments, or in excluding or including any person as a Participant, then the administrator, in a uniform and nondiscriminatory manner, shall determine the manner in which such error shall be corrected and shall promptly advise the Trustee in writing of such error and of the method for correcting such error. The Accounts of any or all Participants may be revised, if necessary, in order to correct such error.

--------------------------------------------------------------------------------
537                                    15                      VSB Bancorp, Inc.

                    Article 6. Trust Fund and Its Investment.
                               -----------------------------

         6.1 Creation of Trust Fund. All amounts received under the Plan from Employers and investments shall be held as the Trust Fund pursuant to the terms of this Plan and of the Trust Agreement between the Company and the Trustee. The benefits described in this Plan shall be payable only from the assets of the Trust Fund, and none of the Company, any other Employer, any of their boards of directors or trustees, their stockholders, their officers, their employees, the Committee, and the Trustee shall be liable for payment of any benefit under this Plan except from the Trust Fund.

         6.2 Stock Fund and Investment Fund. The Trust Fund held by the Trustee shall be divided into the Stock Fund, consisting entirely of Stock, and the Investment Fund, consisting of all assets of the Trust other than Stock. The Trustee shall have no investment responsibility for the Stock Fund, but shall accept any Employer contributions made in the form of Stock, and shall acquire, sell, exchange, distribute, and otherwise deal with and dispose of Stock in accordance with the instructions of the Committee. The Trustee shall have full responsibility for the investment of the Investment Fund, except to the extent such responsibility may be delegated from time to time to one or more investment managers pursuant to the Trust Agreement, or to the extent the Committee directs the Trustee to purchase Stock with the assets in the Investment Fund.

         6.3 Acquisition of Stock. From time to time the Committee may, in its sole discretion, direct the Trustee to acquire Stock from the issuing Employer or from shareholders, including shareholders who are or have been Employees, Participants, or fiduciaries with respect to the Plan. The Trustee shall pay for such Stock no more than its fair market value, which shall be determined conclusively by the Committee pursuant to Section 12.4. The Committee may direct the Trustee to finance the acquisition of Stock by incurring or assuming indebtedness to the seller or another party which indebtedness shall be called a "Stock Obligation." The term "Stock Obligation" shall refer to a loan made to the Plan by a disqualified person within the meaning of Section 4975(e)(2) of the Code, or a loan to the Plan which is guaranteed by a disqualified person. A Stock Obligation includes a direct loan of cash, a purchase-money transaction, and an assumption of an obligation of a tax-qualified employee stock ownership plan under Section 4975(e)(7) of the Code ("ESOP"). For these purposes, the term "guarantee" shall include an unsecured guarantee and the use of assets of a disqualified person as collateral for a loan, even though the use of assets may not be a guarantee under applicable state law. An amendment of a Stock Obligation in order to qualify as an "exempt loan" is not a refinancing of the Stock Obligation or the making of another Stock Obligation. The term "exempt loan" refers to a loan that satisfies the provisions of this paragraph. A "non-exempt loan" fails to satisfy this paragraph. Any Stock Obligation shall be subject to the following conditions and limitations:

                  6.3-1    A Stock Obligation shall be for a specific term,
         shall not be payable on demand except in the event of default, and shall bear a reasonable rate of interest.

                  6.3-2    A Stock Obligation may, but need not, be secured by a
         collateral pledge of either the Stock acquired in exchange for the Stock Obligation, or the Stock previously pledged in connection with a

--------------------------------------------------------------------------------
537                                    16                      VSB Bancorp, Inc.

         prior Stock Obligation which is being repaid with the proceeds of the current Stock Obligation. No other assets of the Plan and Trust may be used as collateral for a Stock Obligation, and no creditor under a Stock Obligation shall have any right or recourse to any Plan and Trust assets other than Stock remaining subject to a collateral pledge.

                  6.3-3    Any pledge of Stock to secure a Stock Obligation must
         provide for the release of pledged Stock in connection with payments on the Stock obligations in the ratio prescribed in Section 4.3.

                  6.3-4    Repayments of principal and interest on any Stock
         Obligation shall be made by the Trustee only from Employer cash contributions designated for such payments, from earnings on such contributions, and from cash dividends received on Stock, in the last case, however, subject to the further requirements of Section 7.2.

                  6.3-5    In the event of default of a Stock Obligation, the
         value of Plan assets transferred in satisfaction of the Stock Obligation must not exceed the amount of the default. If the lender is a disqualified person within the meaning of Section 4975 of the Code, a Stock Obligation must provide for a transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of said Stock Obligation. For purposes of this paragraph, the making of a guarantee does not make a person a lender.

         6.4 Participants' Option to Diversify. The Committee shall provide for a procedure under which each Participant may, during the qualified election period, elect to "diversify" a portion of the Employer Stock allocated to his Account, as provided in Section 401(a)(28)(B) of the Code. An election to diversify must be made on the prescribed form and filed with the Committee within the period specified herein. For each of the first five (5) Plan years in the qualified election period, the Participant may elect to diversify an amount which does not exceed 25% of the number of shares allocated to his Account since the inception of the Plan, less all shares with respect to which an election under this Section has already been made. For the last year of the qualified election period, the Participant may elect to have up to 50 percent of the value of his Account committed to other investments, less all shares with respect to which an election under this Section has already been made. The term "qualified election period" shall mean the six (6) Plan Year period beginning with the first Plan Year in which a Participant has both attained age 55 and completed 10 years of participation in the Plan. A Participant's election to diversify his Account may be made within each year of the qualified election period and shall continue for the 90-day period immediately following the last day of each year in the qualified election period. Once a Participant makes such election, the Plan must complete diversification in accordance with such election within 90 days after the end of the period during which the election could be made for the Plan Year. In the discretion of the Committee, the Plan may satisfy the diversification requirement by any of the following methods:

                  6.4-1    The Plan may distribute all or part of the amount
         subject to the diversification election.

--------------------------------------------------------------------------------
537                                    17                      VSB Bancorp, Inc.

                  6.4-2    The Plan may offer the Participant at least three
         other distinct investment options, if available under the Plan. The other investment options shall satisfy the requirements of Regulations under Section 404(c) of ERISA.

                  6.4-3    The Plan may transfer the portion of the
         Participant's Account subject to the diversification election to another qualified defined contribution plan of the Employer that offers at least three investment options satisfying the requirements of the Regulations under Section 404(c) of ERISA.

--------------------------------------------------------------------------------
537                                    18                      VSB Bancorp, Inc.

                Article 7. Voting Rights and Dividends on Stock.
                           ------------------------------------

         7.1 Voting and Tendering of Stock. Each Participant or Beneficiary to whose Account shares of Company stock have been allocated shall, as a named fiduciary within the meaning of Section 403(a)(1) of ERISA, direct the Trustee with respect to the voting and, if applicable, tendering of shares of Company Stock allocated to his or her Account, and the Trustee shall follow the directions of those Participants and Beneficiaries who provide timely instructions to the Trustee. The Trustee shall vote the shares of Company Stock allocated to the Accounts of Participants for whom no timely instructions have been received in the same proportion as those shares of Company Stock for which instructions were timely received, provided that the Plan requires that Participants and Beneficiaries be given advance notice as to the consequences of any failure to instruct the Trustee as to the voting of allocated shares of Company Stock. Allocated shares of Company Stock will not be tendered, unless directed by a Participant or Beneficiary to whose Account shares of Company Stock have been allocated. With respect to the voting and, if applicable, tendering of shares of Company Stock which have not been allocated to the Accounts of Participants or Beneficiaries, such shares shall be voted or tendered, subject to the fiduciary duties of the Trustee as set forth in the last paragraph of this Section 7.1, in the same proportions as allocated shares for which directions have been received from Participants or Beneficiaries, as applicable; provided, however, that the Trustee may require, in its sole discretion, that an independent fiduciary (approved of by the Trustee) shall direct the Trustee with respect to the voting, and, if applicable, tendering of shares of Company Stock which have not been allocated with respect to any corporate matter which involves the voting of Company Stock for the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, a sale of substantially all assets of the business, or any similar transaction: (i) where the Company's board of directors has not recommended approval of such corporate matter, or (ii) where the Company's board of directors has not obtained an independent "fairness opinion" addressing such corporate matter.

         Notwithstanding the foregoing, if an exempt loan, as defined in Section 4975(d) of the Code, is outstanding and the Plan is in default on such exempt loan, as default is defined in the loan documents, then to the extent that such loan documents require the lender to exercise voting rights with respect to the unallocated shares, the loan documents will prevail. In the event no shares of Stock have been allocated to Participants' Accounts at the time Stock is to be voted and any exempt loan which may be outstanding is not in default, each Participant shall be deemed to have one share of Stock allocated to his or her Account for the sole purpose of providing the Trustee with voting instructions.

         Notwithstanding any provision hereunder to the contrary, all unallocated shares of Stock must be voted by the Trustee in a manner determined by the Trustee to be for the exclusive benefit of the Participants and Beneficiaries. Whenever such voting rights are to be exercised, the Employer shall provide the Trustee, in a timely manner, with the same notices and other materials as are provided to other holders of the Stock, which the Trustee shall distribute to the Participants. The Participants shall be provided with adequate opportunity to deliver their instructions to the Trustee regarding the voting of Stock allocated to their Accounts. The instructions of the Participants' with respect to the voting of allocated shares hereunder shall be confidential.

--------------------------------------------------------------------------------
537                                    19                      VSB Bancorp, Inc.

         7.2 Dividends on Stock. Dividends on Stock which are received by the Trustee in the form of additional Stock shall be retained in the Stock Fund, and shall be allocated among the Participant's Accounts and the Unallocated Stock Fund in accordance with their holdings of the Stock on which the dividends have been paid. Dividends on Stock credited to Participants' Accounts which are received by the Trustee in the form of cash, at the direction of the Employer paying the dividends, shall: (i) be credited to the Accounts in accordance with
Section 8.3 and invested as part of the Investment Fund, or (ii) be distributed immediately to the Participants in proportion with the Participants' Stock Fund Account balance, or (iii) be distributed to the Participants within 90 days of the close of the Plan Year in which paid in proportion with the Participants' Stock Fund Account balance, or (iv) be used to make payments on the Stock Obligation. If dividends on Stock allocated to a Participant's Account are used to repay the Stock Obligation, Stock with a fair market value equal to the dividends so used must be allocated to such Participant's Account, as of the Valuation Date for such Plan Year, in lieu of the dividends. Dividends on Stock held in the Unallocated Stock Fund which are received by the Trustee in the form of cash shall be allocated to Participants' Investment Fund Accounts (pro rata based on the portion of the Active Participant's Account balance invested in the Stock Fund in relation to the portion of all Active Participants' Account balances invested in the Stock Fund) and shall be applied as soon as practicable to payments of principal or interest under the Stock Obligation incurred with the purchase of the Stock.

--------------------------------------------------------------------------------
537                                    20                      VSB Bancorp, Inc.

                       Article 8. Adjustments to Accounts.
                                  -----------------------

         8.1 Adjustments for Transactions. An Employer contribution pursuant to Section 4.1 shall be credited to the Participants' Accounts as of the Valuation Date of the Plan Year for which it is contributed, in accordance with Section 4.1. Stock released from the Unallocated Stock Fund upon the Trust's repayment of a Stock Obligation pursuant to Section 4.3 shall be credited to the Participants' Accounts as of the Valuation Date of the Plan Year in which the repayment occurred, pro rata based on the cash applied from such Participant's Account relative to the cash applied from all Participants' Accounts. Any excess amounts remaining in the suspense account following a sale of Stock from the Unallocated Stock Fund to repay a Stock Obligation shall be allocated as of the last day of the Plan Year in which the repayment occurred among the Participants' Accounts in proportion to Section 415 Compensation. Any benefit which is paid to a Participant or Beneficiary pursuant to Article 10 shall be charged to the Participant's Account as of the first day of the Valuation Period in which it is paid. Any forfeiture or restoral shall be charged or credited to the Participant's Account as of the first day of the Valuation Period in which the forfeiture or restoral occurs pursuant to Section 9.6.

         8.2 Valuation of Investment Fund. As of each Valuation Date, the Trustee shall prepare a balance sheet of the Investment Fund, recording each asset (including any contribution receivable from the Employer) and liability at its fair market value. Any liability with respect to short positions or options and any item of accrued income or expense and unrealized appreciation or depreciation shall be included; provided, however, that such an item may be estimated or excluded if it is not readily ascertainable unless estimating or excluding it would result in a material distortion. The Committee shall then determine the net gain or loss of the Investment Fund since the preceding Valuation Date, which shall mean the entire income of the Investment Fund, including realized and unrealized capital gains and losses, net of any expenses to be charged to the general Investment Fund and excluding any contributions by the Employer. The determination of gain or loss shall be consistent with the balance sheets of the Investment Fund for the current and preceding Valuation Dates.

         8.3 Adjustments for Investment Experience. Any net gain or loss of the Investment Fund during a Valuation Period, as determined pursuant to Section 8.2, shall be allocated as of the last day of the Valuation Period among the Participants' Accounts in proportion to the opening balance in each Account, as adjusted for benefit payments and forfeitures during the Valuation Period, without regard to whatever Stock may be credited to an Account. Any cash dividends received on Stock credited to Participants' Accounts shall be allocated as of the last day of the Valuation Period among the Participants' Accounts based on the opening balance in each Participant's Stock Fund Account.

--------------------------------------------------------------------------------
537                                    21                      VSB Bancorp, Inc.

                 Article 9. Vesting of Participants' Interests.
                            ----------------------------------

         9.1 Deferred Vesting in Accounts. A Participant's vested interest in his Account shall be based on his Vesting Years in accordance with the following table, subject to the balance of this Article 9:

                       Vesting Years          Percentage of Vested Interest
                       -------------          -----------------------------

                       Fewer than 3                         0%
                             3                             20%
                             4                             40%
                             5                             60%
                             6                             80%
                         7 or more                        100%

         9.2 Computation of Vesting Years. For purposes of this Plan, a "Vesting Year" generally means a Plan Year in which an Employee has at least 1,000 Hours of Service, beginning with the first Plan Year in which the Employee has completed an Hour of Service with the Employer (including Hours of Service completed prior to the Effective Date), and including Service with an Affiliated Employer. For the purpose of determining Vesting Years, Service with the Employer prior to 2004 shall be included in determining the number of Vesting Years of an Employee as though each calendar year prior to 2004 had been a Plan Year A Participant's Vesting Years shall be computed subject to the following conditions and qualifications:

                  9.2-1    In the case of a Participant who has 5 or more
         consecutive 1-year Breaks in Service, the Participant's pre-Break Service will count in vesting of the Employer-derived post-break accrued benefit only if either:

                  (i) such Participant has any nonforfeitable interest in the accrued benefit attributable to Employer contributions at the time of separation from Service, or

                  (ii) upon returning to Service the number of consecutive 1-year Breaks in Service is less than the number of years of Service.

                  9.2-2    Notwithstanding any provision of the Plan to the
         contrary, effective _____, 2004, calculation of service for determining Vesting Years with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                  9.2-3    If any amendment changes the vesting schedule,
         including an automatic change to or from a top-heavy vesting schedule, any Participant with three (3) or more Vesting Years may, by filing a written request with the Employer, elect to have his vested percentage computed under the vesting schedule in effect prior to the amendment. The election period must begin not later than the later of sixty (60) days after the amendment is adopted, the amendment becomes effective, or the Participant is issued written notice of the amendment by the Employer or the Committee.

--------------------------------------------------------------------------------
537                                    22                      VSB Bancorp, Inc.

         9.3      Full Vesting Upon Certain Events.

                  9.3-1    Notwithstanding Section 9.1, a Participant's interest
         in his Account shall fully vest on the Participant's Normal Retirement Date. The Participant's interest shall also fully vest in the event that his Service is terminated by Disability or by death, or upon a "Change in Control" as set forth in Section 9.3-2.

                  9.3-2    For purposes of the Plan, "Change in Control" shall
         mean the occurrence of any of the following events:

                  (a) the acquisition of all or substantially all of the assets of the Company by any person or entity, or by any persons or entities acting in concert;

                  (b) the occurrence of any event if, immediately following such event, a majority of the members of the board of the Company or any successor corporation shall consist of persons other than Current Members (for these purposes, a "Current Member" shall mean any member of the board of directors of the Company as of ______, 2004, and any successor of a Current Member whose nomination or election has been approved by a majority of the Current Members then on the board of directors);

                  (c) the acquisition of the beneficial ownership, directly or indirectly (as provided in Rule 13d-3 of the Securities Exchange Act of 1934 ("Act"), or any successor rule), of twenty-five percent (25%) or more of the total combined voting power of all classes of stock of the Company by any person or group deemed a person under Section 13(d)(3) of the Act; or

                  (d) approval by the stockholders of the Company of an agreement providing for the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, would not beneficially own, directly or indirectly, immediately after the merger or consolidation, shares entitling such stockholders to fifty percent (50%) or more of the total combined voting power of all classes of stock of the surviving corporation.

                  9.3-3    Upon a Change in Control described in 9.3-2, the Plan
         shall be terminated and the Plan Administrator shall direct the Trustee to sell a sufficient amount of Stock from the Unallocated Stock Fund to repay any outstanding Stock Obligation in full. The proceeds of such sale shall be used to repay such Stock Obligation. After repayment of the Stock Obligation, all remaining shares in the Unallocated Stock Fund (or the proceeds thereof, if applicable) shall be deemed to be earnings and shall be allocated to the Accounts of those Active Participants in the employment of the Employer on the date of the Change in Control.

         9.4 Full Vesting Upon Plan Termination. Notwithstanding Section 9.1, a Participant's interest in his Account shall fully vest upon termination of this Plan or upon the permanent and complete discontinuance of contributions by the Employer. In the event of a partial termination, the interest of each affected Participant shall fully vest with respect to that part of the Plan which is terminated.

--------------------------------------------------------------------------------
537                                    23                      VSB Bancorp, Inc.

         9.5 Forfeiture, Repayment, and Restoral. If a Participant's Service terminates before his interest in his Account is fully vested, that portion which has not vested shall be forfeited if he either (i) receives a distribution of his entire vested interest pursuant to Section 10.1, or (ii) incurs a one-year Break in Service. If a Participant's Service terminates prior to having any percentage of vested interest under Section 9.1, such Participant shall be deemed to have received a distribution of his vested interest as of the Valuation Date next following his termination of Service.

         If a Participant who has suffered a forfeiture of the nonvested portion of his Account returns to Service before he has five (5) consecutive Breaks in Service, the nonvested portion shall be restored, provided that, if the Participant had received a distribution of his vested Account balance, the amount distributed shall be repaid prior to such restoral. The Participant may repay such amount at any time within five years after he has returned to Service. The amount repaid shall be credited to his Account at the time it is repaid; an additional amount equal to that portion of his Account which was previously forfeited shall be restored to his Account at the same time from other Employees' forfeitures and, if such forfeitures are insufficient, from a special contribution by his Employer for that year. If the Participant did not receive a distribution of his vested Account balance, any forfeiture restored shall include earnings that would have been credited to the Account but for the forfeiture. A Participant who was deemed to have received a distribution of his vested interest in the Plan shall have his Account restored as of the first day on which he performs an Hour of Service after his return.

         9.6 Accounting for Forfeitures. If a portion of a Participant's Account is forfeited, Stock allocated to such Participant's Account shall be forfeited only after other assets are forfeited. If interests in more than one class of Stock have been allocated to a Participant's Account, the Participant must be treated as forfeiting the same proportion of each class of Stock. A forfeiture shall be charged to the Participant's Account as of the first day of the first Valuation Period in which the forfeiture becomes certain pursuant to
Section 9.5. Except as otherwise provided in such Section, forfeitures shall be used in the following manner, in the order specified: (i) reinstate previously forfeited Account balances, if any, in accordance with Section 3.5, (ii) satisfy any contribution that may be required pursuant to Section 3.6 and/or 15.11, or
(iii) allocate to Active Participants on the Valuation Date of the Plan Year based on such Participants' Compensation as defined in the second paragraph of
Section 2.9.

         9.7 Vesting and Nonforfeitability. A Participant's interest in his Account which has become vested shall be nonforfeitable for any reason.

--------------------------------------------------------------------------------
537                                    24                      VSB Bancorp, Inc.

                        Article 10. Payment of Benefits.
                                    -------------------

         10.1 Benefits for Participants. For a Participant whose Service ends for any reason, distribution will be made to or for the benefit of the Participant (or, in the case of the Participant's death, his Beneficiary), by payment in a single lump sum, subject to the requirements of Section 10.2.

         10.2     Time for Distribution.

                  10.2-1   Distribution shall be made as soon as practicable
         following the Valuation Date coincident with or next following the Participant's termination of Service, but no later than one year after the close of the Plan Year:

                  (i) in which the Participant separates from service by reason of attainment of his Normal Retirement Date or Postponed Retirement Date under the Plan, Disability, or death; or

                  (ii) which is the fifth Plan Year following the year in which the Participant resigns or is dismissed, unless he is reemployed before such date.

                  10.2-2   Unless the Participant elects otherwise, the
         distribution of the balance of a Participant's Account shall commence not later than the 60th day after the latest of the close of the Plan Year in which:

                  (i)      the Participant attains the age of 65;

                  (ii) occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan; or

                  (iii) the Participant terminates his Service with the Employer.

                  10.2-3   Notwithstanding anything to the contrary, (1) with
         respect to a 5-percent owner (as defined in Code Section 416), distribution of a Participant's Account shall commence (whether or not he remains in the employ of the Employer) not later than the April 1 of the calendar year next following the calendar year in which the Participant attains age 70 1/2, and (2) with respect to all other Participants, payment of a Participant's benefit will commence not later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2, or, if later, the year in which the Participant retires. A Participant's benefit from that portion of his Account committed to the Investment Fund shall be calculated on the basis of the most recent Valuation Date before the date of payment.

                  10.2-4   Distribution of a Participant's Account balance after
         his death shall comply with the following requirements:

--------------------------------------------------------------------------------
537                                    25                      VSB Bancorp, Inc.

                  (i) If a Participant dies before his distributions have commenced, distribution of his Account to his Beneficiary shall commence not later than one year after the end of the Plan Year in which the Participant died; however, if the Participant's Beneficiary is his surviving Spouse, distributions may commence on the date on which the Participant would have attained age 70 1/2. In either case, distributions shall be completed within five years after they commence.

                  (ii) If a married Participant dies before his benefit payments begin, then unless such Participant has specifically elected otherwise the Committee shall cause the balance in his Account to be paid to his Spouse. No election by a married Participant of a different Beneficiary shall be valid unless the election is accompanied by the Spouse's written consent, which (i) must acknowledge the effect of the election, (ii) must explicitly provide either that the designated Beneficiary may not subsequently be changed by the Participant without the Spouse's further consent, or that it may be changed without such consent, and (iii) must be witnessed by the Committee, its representative, or a notary public. (This requirement shall not apply if the Participant establishes to the Committee's satisfaction that the Spouse may not be located.)

         10.3 Marital Status. The Committee, the Plan, the Trustee, and the Employer shall be fully protected and discharged from any liability to the extent of any benefit payments made as a result of the Committee's good faith and reasonable reliance upon information obtained from a Participant and the Employer as to his marital status.

         10.4 Delay in Benefit Determination. If the Committee is unable to determine the benefits payable to a Participant or Beneficiary on or before the latest date prescribed for payment pursuant to Section 10.1 or 10.2, the benefits shall in any event be paid within 60 days after they can first be determined, with whatever makeup payments may be appropriate in view of the delay.

         10.5 Accounting for Benefit Payments. Any benefit payment shall be charged to the Participant's Account as of the first day of the Valuation Period in which the payment is made.

         10.6 Options to Receive Stock or Cash. Unless ownership of virtually all Stock is restricted to active Employees and qualified retirement plans for the benefit of Employees pursuant to the certificates of incorporation or by-laws of the Employer issuing Stock, a terminated Participant or the Beneficiary of a deceased Participant may instruct the Committee to distribute the Participant's entire vested interest in his Account in the form of cash or Stock or a combination thereof. In the event the Participant elects to receive all Stock, the Committee shall apply the Participant's vested interest in the Investment Fund to purchase sufficient Stock from the Stock Fund or from any owner of Stock to make the required distribution.

         Any Participant who receives Stock pursuant to Section 10.1, and any person who has received Stock from the Plan or from such a Participant by reason of the Participant's death or incompetency, by reason of divorce or separation from the Participant, or by reason of a rollover contribution described in
Section 402(a)(5) of the Code, shall have the right to require the Employer which issued the Stock to purchase the Stock for its current fair market value (hereinafter referred to as the "put right"). The put right shall be exercisable

--------------------------------------------------------------------------------
537                                    26                      VSB Bancorp, Inc.

by written notice to the Committee during the first 60 days after the Stock is distributed by the Plan, and, if not exercised in that period, during the first 60 days in the following Plan Year after the Committee has communicated to the Participant its determination as to the Stock's current fair market value. However, the put right shall not apply to the extent that the Stock, at the time the put right would otherwise be exercisable, may be sold on an established market in accordance with federal and state securities laws and regulations. Similarly, the put right shall not apply with respect to the portion of a Participant's Account which the Employee elected to have reinvested under Code
Section 401(a)(28)(B). If the Stock for which a put right exists was acquired with the proceeds of an exempt loan, as that term is used in the Code and the regulations adopted thereunder, and the Stock is not publicly traded when distributed (or ceases to be publicly traded within fifteen (15) months thereafter), then the put right shall be exercisable for such period as is required under such regulations, and shall otherwise be subject to all of the requirements set forth in such regulations, in order that the loan continue to satisfy the requirements of an exempt loan. If the put right is exercised, the Trustee may, if so directed by the Committee in its sole discretion, assume the Employer's rights and obligations with respect to purchasing the Stock. Notwithstanding anything herein to the contrary, in the case of a plan established by a bank (as defined in Code Section 581), the put right shall not apply if prohibited by a federal or state law and Participants are entitled to elect their benefits be distributed in cash.

         The Employer or the Trustee, as the case may be, may elect to pay for the Stock in equal periodic installments, not less frequently than annually, over a period not longer than five years from the day after the put right is exercised, with adequate security and interest at a reasonable rate on the unpaid balance, all such terms to be set forth in a promissory note delivered to the seller with normal terms as to acceleration upon any uncured default.

         Nothing contained herein shall be deemed to obligate any Employer to register any Stock under any federal or state securities law or to create or maintain a public market to facilitate the transfer or disposition of any Stock. The put right described herein may only be exercised by a person described in the second preceding paragraph, and may not be transferred with any Stock to any other person. As to all Stock purchased by the Plan in exchange for any Stock Obligation, the put right shall be nonterminable. The put right for Stock acquired through a Stock Obligation shall continue with respect to such Stock after the Stock Obligation is repaid or the Plan ceases to be an employee stock ownership plan.

         10.7 Restrictions on Disposition of Stock. Except in the case of Stock which is traded on an established market, a Participant who receives Stock pursuant to Section 10.1, and any person who has received Stock from the Plan or from such a Participant by reason of the Participant's death or incompetency, by reason of divorce or separation from the Participant, or by reason of a rollover contribution described in Section 402(a)(5) of the Code, shall, prior to any sale or other transfer of the Stock to any other person, first offer the Stock to the issuing Employer and to the Plan at the greater of (i) its current fair market value, or (ii) the purchase price offered in good faith by an independent third party purchaser. This restriction shall apply to any transfer, whether voluntary, involuntary, or by operation of law, and whether for consideration or gratuitous. Either the Employer or the Trustee may accept the offer within 14 days after it is delivered. Any Stock distributed by the Plan shall bear a conspicuous legend describing the right of first refusal under this Section 10.7, as well as any other restrictions upon the transfer of the Stock imposed by federal and state securities laws and regulations.

--------------------------------------------------------------------------------
537                                    27                      VSB Bancorp, Inc.

         10.8 Continuing Loan Provisions; Creations of Protections and Rights. Except as otherwise provided in Sections 10.6 and 10.7 and this Section, no shares of Employer Stock held or distributed by the Trustee may be subject to a put, call or other option, or buy-sell arrangement. The provisions of this Section shall continue to be applicable to such Stock even if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code.

         10.9 Direct Rollover of Eligible Distribution. A Participant or distributee may elect, at the time and in the manner prescribed by the Trustee or the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Participant or distributee in a direct rollover.

                  10.9-1   An "eligible rollover" is any distribution that does
         not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the Participant and the Participant's Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code
         Section 401(a)(9); any hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code; and the portion of any distribution that is not included in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). A portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                  10.9-2   An "eligible retirement plan" is an individual
         retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. An eligible retirement plan shall also include an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. In the case of an eligible rollover distribution to a surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  10.9-3   A "direct rollover" is a payment by the Plan to the
eligible retirement plan specified by the distributee.

--------------------------------------------------------------------------------
537                                    28                      VSB Bancorp, Inc.

                  10.9-4   The term "distributee" shall refer to a deceased
         Participant's Spouse or a Participant's former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p).

         10.10 Waiver of 30-Day Period After Notice of Distribution. If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                  (i) the Trustee or Committee, as applicable, clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular option), and

                  (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

--------------------------------------------------------------------------------
537                                    29                      VSB Bancorp, Inc.

        Article 11. Rules Governing Benefit Claims and Review of Appeals.
                    ----------------------------------------------------

         11.1 Claim for Benefits. Any Participant or Beneficiary who qualifies for the payment of benefits shall file a claim for his benefits with the Committee on a form provided by the Committee. The claim, including any election of an alternative benefit form, shall be filed at least 30 days before the date on which the benefits are to begin. If a Participant or Beneficiary fails to file a claim by the day before the date on which benefits become payable, he shall be presumed to have filed a claim for payment for the Participant's benefits in the standard form prescribed by Sections 10.1 or 10.2.

         11.2 Notification by Committee. Within 90 days after receiving a claim for benefits (or within 180 days, if special circumstances require an extension of time and written notice of the extension is given to the Participant or Beneficiary within 90 days after receiving the claim for benefits), the Committee shall notify the Participant or Beneficiary whether the claim has been approved or denied. If the Committee denies a claim in any respect, the Committee shall set forth in a written notice to the Participant or
Beneficiary:

                  (i)      each specific reason for the denial;

                  (ii) specific references to the pertinent Plan provisions on which the denial is based;

                  (iii) a description of any additional material or information which could be submitted by the Participant or Beneficiary to support his claim, with an explanation of the relevance of such information; and

                  (iv) an explanation of the claims review procedures set forth in Section 11.3.

         11.3 Claims Review Procedure. Within 60 days after a Participant or Beneficiary receives notice from the Committee that his claim for benefits has been denied in any respect, he may file with the Committee a written notice of appeal setting forth his reasons for disputing the Committee's determination. In connection with his appeal the Participant or Beneficiary or his representative may inspect or purchase copies of pertinent documents and records to the extent not inconsistent with other Participants' and Beneficiaries' rights of privacy. Within 60 days after receiving a notice of appeal from a prior determination (or within 120 days, if special circumstances require an extension of time and written notice of the extension is given to the Participant or Beneficiary and his representative within 60 days after receiving the notice of appeal), the Committee shall furnish to the Participant or Beneficiary and his representative, if any, a written statement of the Committee's final decision with respect to his claim, including the reasons for such decision and the particular Plan provisions upon which it is based.

--------------------------------------------------------------------------------
537                                    30                      VSB Bancorp, Inc.

                  Article 12. The Committee and its Functions.
                              -------------------------------

         12.1 Authority of Committee. The Committee shall be the "plan administrator" within the meaning of ERISA and shall have exclusive responsibility and authority to control and manage the operation and administration of the Plan, including the interpretation and application of its provisions, except to the extent such responsibility and authority are otherwise specifically (i) allocated to the Company, the Employer, or the Trustee under the Plan and Trust Agreement, (ii) delegated in writing to other persons by the Company, the Employer, the Committee, or the Trustee, or (iii) allocated to other parties by operation of law. The Committee shall have exclusive responsibility regarding decisions concerning the payment of benefits under the Plan. The Committee shall have no investment responsibility with respect to the Investment Fund except to the extent, if any, specifically provided in the Trust Agreement. In the discharge of its duties, the Committee may employ accountants, actuaries, legal counsel, and other agents (who also may be employed by the Employer or the Trustee in the same or some other capacity) and may pay their reasonable expenses and compensation.

         12.2 Identity of Committee. The Committee shall consists of three or more individuals selected by the Company. Any individual, including a director, trustee, shareholder, officer, or Employee of the Employer, shall be eligible to serve as a member of the Committee. The Company shall have the power to remove any individual serving on the Committee at any time without cause upon 10 days written notice, and any individual may resign from the Committee at any time upon 10 days written notice to the Company. The Company shall notify the Trustee of any change in membership of the Committee.

         12.3 Duties of Committee. The Committee shall keep whatever records may be necessary to implement the Plan and shall furnish whatever reports may be required from time to time by the Company. The Committee shall furnish to the Trustee whatever information may be necessary to properly administer the Trust. The Committee shall see to the filing with the appropriate government agencies of all reports and returns required of the Plan under ERISA and other laws.

         Further, the Committee shall have exclusive responsibility and authority with respect to the Plan's holdings of Stock and shall direct the Trustee in all respects regarding the purchase, retention, sale, exchange, and pledge of Stock and the creation and satisfaction of Stock Obligations. The Committee shall at all times act consistently with the Company's long-term intention that the Plan, as an employee stock ownership plan, be invested primarily in Stock. Subject to the direction of the board as to the application of Employer contributions to Stock Obligations, and subject to the provisions of Sections 6.4 and 10.6 as to Participants' rights under certain circumstances to have their Accounts invested in Stock or in assets other than Stock, the Committee shall determine in its sole discretion the extent to which assets of the Trust shall be used to repay Stock Obligations, to purchase Stock, or to invest in other assets to be selected by the Trustee or an investment manager. No provision of the Plan relating to the allocation or vesting of any interests in the Stock Fund or the Investment Fund shall restrict the Committee from changing any holdings of the Trust, whether the changes involve an increase or a decrease in the Stock or other assets credited to Participants' Accounts. In determining the proper extent of the Trust's investment in Stock, the Committee shall be authorized to employ investment counsel, legal counsel, appraisers, and other agents and to pay their reasonable expenses and compensation.

--------------------------------------------------------------------------------
537                                    31                      VSB Bancorp, Inc.

         12.4 Valuation of Stock. If the valuation of any Stock is not established by reported trading on a generally recognized public market, the Committee shall have the exclusive authority and responsibility to determine its value for all purposes under the Plan, subject to the requirements of Code
Section 401(a)(28)(c). Such value shall be determined as of each Valuation Date, and on any other date as of which the Plan purchases or sells such Stock. The Committee shall use generally accepted methods of valuing stock of similar corporations for purposes of arm's length business and investment transactions, and in this connection the Committee shall obtain, and shall be protected in relying upon, the valuation of such Stock as determined by an independent appraiser experienced in preparing valuations of similar businesses.

         12.5 Compliance with ERISA. The Committee shall perform all acts necessary to comply with ERISA. Each individual member or employee of the Committee shall discharge his duties in good faith and in accordance with the applicable requirements of ERISA.

         12.6 Action by Committee. All actions of the Committee shall be governed by the affirmative vote of a number of members which is a majority of the total number of members currently appointed, including vacancies.

         12.7 Execution of Documents. Any instrument executed by the Committee shall be signed by any member or employee of the Committee.

         12.8 Adoption of Rules. The Committee shall adopt such rules and regulations of uniform applicability as it deems necessary or appropriate for the proper administration and interpretation of the Plan.

         12.9 Responsibilities to Participants. The Committee shall determine which Employees qualify to enter the Plan. The Committee shall furnish to each eligible Employee whatever summary plan descriptions, summary annual reports, and other notices and information may be required under ERISA. The Committee also shall determine when a Participant or his Beneficiary qualifies for the payment of benefits under the Plan. The Committee shall furnish to each such Participant or Beneficiary whatever information is required under ERISA (or is otherwise appropriate) to enable the Participant or Beneficiary to make whatever elections may be available pursuant to Articles 6 and 10, and the Committee shall provide for the payment of benefits in the proper form and amount from the assets of the Trust Fund. The Committee may decide in its sole discretion to permit modifications of elections and to defer or accelerate benefits to the extent consistent with applicable law and the best interests of the individuals concerned.

         12.10 Alternative Payees in Event of Incapacity. If the Committee finds at any time that an individual qualifying for benefits under this Plan is a minor or is incompetent, the Committee may direct the benefits to be paid, in the case of a minor, to his parents, his legal guardian, or a custodian for him under the Uniform Gifts to Minors Act, or, in the case of an incompetent, to his spouse, or his legal guardian, the payments to be used for the individual's benefit. The Committee and the Trustee shall not be obligated to inquire as to

--------------------------------------------------------------------------------
537                                    32                      VSB Bancorp, Inc.

the actual use of the funds by the person receiving them under this Section 12.10, and any such payment shall completely discharge the obligations of the Plan, the Trustee, the Committee, and the Employer to the extent of the payment.

         12.11 Indemnification by Employer. Except as separately agreed in writing, the Committee, and any member or employee of the Committee, shall be indemnified and held harmless by the Employer, jointly and severally, to the fullest extent permitted by ERISA, and subject to and conditioned upon compliance with 12 C.F.R. Section 545.121, to the extent applicable, against any and all costs, damages, expenses, and liabilities reasonably incurred by or imposed upon it or him in connection with any claim made against it or him or in which it or he may be involved by reason of its or his being, or having been, the Committee, or a member or employee of the Committee, to the extent such amounts are not paid by insurance.

         12.12 Nonparticipation by Interested Member. Any member of the Committee who also is a Participant in the Plan shall take no part in any determination specifically relating to his own participation or benefits, unless his abstention would leave the Committee incapable of acting on the matter.

--------------------------------------------------------------------------------
537                                    33                      VSB Bancorp, Inc.

          Article 13. Adoption, Amendment, or Termination of the Plan.
                      -----------------------------------------------

         13.1 Adoption of Plan by Other Employers. With the consent of the Company, any entity may become a participating Employer under the Plan by (i) taking such action as shall be necessary to adopt the Plan, (ii) becoming a party to the Trust Agreement establishing the Trust Fund, and (iii) executing and delivering such instruments and taking such other action as may be necessary or desirable to put the Plan into effect with respect to the entity's Employees.

         13.2 Plan Adoption Subject to Qualification. Notwithstanding any other provision of the Plan, the adoption of the Plan and the execution of the Trust Agreement are conditioned upon their being determined initially by the Internal Revenue Service to meet the qualification requirements of Section 401(a) of the Code, so that the Employer may deduct currently for federal income tax purposes their contributions to the Trust and so that the Participants may exclude the contributions from their gross income and recognize income only when they receive benefits. In the event that this Plan is held by the Internal Revenue Service not to qualify initially under Section 401(a), the Plan may be amended retroactively to the earliest date permitted by U.S. Treasury Regulations in order to secure qualification under Section 401(a). If this Plan is held by the Internal Revenue Service not to qualify initially under Section 401(a) either as originally adopted or as amended, the Employer's contributions to the Trust under this Plan (including any earnings thereon) shall be returned to it and this Plan shall be terminated. In the event that this Plan is amended after its initial qualification and the Plan as amended is held by the Internal Revenue Service not to qualify under Section 401(a), the amendment may be modified retroactively to the earliest date permitted by U.S. Treasury Regulations in order to secure approval of the amendment under Section 401(a).

         13.3 Right to Amend or Terminate. The Company intends to continue this Plan as a permanent program. However, each participating Employer separately reserves the right to suspend, supersede, or terminate the Plan at any time and for any reason, as it applies to that Employer's Employees, and the Company reserves the right to amend, suspend, supersede, merge, consolidate, or terminate the Plan at any time and for any reason, as it applies to the Employees of each Employer. No amendment, suspension, supersession, merger, consolidation, or termination of the Plan shall (i) reduce any Participant's or Beneficiary's proportionate interest in the Trust Fund, (ii) reduce or restrict, either directly or indirectly, the benefit provided any Participant prior to the amendment, or (iii) divert any portion of the Trust Fund to purposes other than the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities under the Plan. Moreover, there shall not be any transfer of assets to a successor plan or merger or consolidation with another plan unless, in the event of the termination of the successor plan or the surviving plan immediately following such transfer, merger, or consolidation, each participant or beneficiary would be entitled to a benefit equal to or greater than the benefit he would have been entitled to if the plan in which he was previously a participant or beneficiary had terminated immediately prior to such transfer, merger, or consolidation. Following a termination of this Plan by the Company, the Trustee shall continue to administer the Trust and pay benefits in accordance with the Plan as amended from time to time and the Committee's instructions.

--------------------------------------------------------------------------------
537                                    34                      VSB Bancorp, Inc.

                        Article 14. Top-Heavy Provisions.
                                    --------------------

         14.1 Top-Heavy Plan. This Plan is top-heavy if any of the following conditions exist:

                  (a) If the top-heavy ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group;

                  (b) If this Plan is a part of a Required Aggregation Group (but is not part of a Permissive Aggregation Group) and the aggregate top-heavy ratio for the group of Plans exceeds sixty percent (60%); or

                  (c) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the aggregate top-heavy ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

         14.2 Super Top-Heavy Plan. This Plan will be a super top-heavy Plan if any of the following conditions exist:

                  (a) If the top-heavy ratio for this Plan exceeds ninety percent (90%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group.

                  (b) If this Plan is a part of a Required Aggregation Group (but is not part of a Permissive Aggregation Group) and the aggregate top-heavy ratio for the group of Plans exceeds ninety percent (90%), or

                  (c) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the aggregate top-heavy ratio for the Permissive Aggregation Group exceeds ninety percent (90%).

         14.3     Definitions.

In making this determination, the Committee shall use the following definitions and principles:

                  14.3-1   The "Determination Date," with respect to the first
         Plan Year of any plan, means the last day of that Plan Year, and with respect to each subsequent Plan Year, means the last day of the preceding Plan Year. If any other plan has a Determination Date which differs from this Plan's Determination Date, the top-heaviness of this Plan shall be determined on the basis of the other plan's Determination Date falling within the same calendar years as this Plan's Determination Date.

                  14.3-2   A "Key Employee" means any employee or former
         employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual Compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code, a 5-percent owner of the employer, or a 1-percent owner of the employer having annual Compensation of more

--------------------------------------------------------------------------------
537                                    35                      VSB Bancorp, Inc.

         than $150,000. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

                  14.3-3   A "Non-Key Employee" means an Employee who at any
         time during the five years ending on the top-heavy Determination Date for the Plan Year has received compensation from the Employer and who has never been a Key Employee, and the Beneficiary of any such Employee.

                  14.3-4   A "Required Aggregation Group" includes (a) each
         qualified Plan of the Employer in which at least one Key Employee participates in the Plan Year containing the Determination Date and (b) any other qualified Plan of the Employer which enables a Plan described in (a) to meet the requirements of Code Sections 401(a)(4) and 410. For purposes of the preceding sentence, a qualified Plan of the Employer includes a terminated Plan maintained by the Employer within the period ending on the Determination Date. In the case of a Required Aggregation Group, each Plan in the group will be considered a top-heavy Plan if the Required Aggregation Group is a top-heavy group. No Plan in the Required Aggregation Group will be considered a top-heavy Plan if the Required Aggregation Group is not a top-heavy group. All Employers aggregated under Code Sections 414(b), (c) or (m) or (o) (but only after the Code Section 414(o) regulations become effective) are considered a single Employer.

                  14.3-5   A "Permissive Aggregation Group" includes the
         Required Aggregation Group of Plans plus any other qualified Plan(s) of the Employer that are not required to be aggregated but which, when considered as a group with the Required Aggregation Group, satisfy the requirements of Code Sections 401(a)(4) and 410 and are comparable to the Plans in the Required Aggregation Group. No Plan in the Permissive Aggregation Group will be considered a top-heavy Plan if the Permissive Aggregation Group is not a top-heavy group. Only a Plan that is part of the Required Aggregation Group will be considered a top-heavy Plan if the Permissive Aggregation Group is top-heavy.

         14.4     Top-Heavy Rules of Application.

         For purposes of determining the value of Account balances and the present value of accrued benefits the following provisions shall apply:

                  14.4-1   The value of Account balances and the present value
         of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve (12) month period ending on the Determination Date.

                  14.4-2   For purposes of testing whether this Plan is
         top-heavy, the present value of an individual's accrued benefits and an individual's Account balances is counted only once each year.

--------------------------------------------------------------------------------
537                                    36                      VSB Bancorp, Inc.

                  14.4-3   The Account balances and accrued benefits of a
         Participant who is not presently a Key Employee but who was a Key Employee in a Plan Year will be disregarded.

                  14.4-4   Employer contributions attributable to a salary
         reduction or similar arrangement will be taken into account. Employer matching contributions also shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan.

                  14.4-5   When aggregating Plans, the value of Account balances
         and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

                  14.4-6   The present values of accrued benefits and the
         amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under
         Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "five (5) year period" for "one (1) year period."

                  14.4-7   Accrued benefits and Account balances of an
         individual shall not be taken into account for purposes of determining the top-heavy ratios if the individual has performed no services for the Employer during the one (1) year period ending on the applicable Determination Date. Compensation for purposes of this subparagraph shall not include any payments made to an individual by the Employer pursuant to a qualified or non-qualified deferred compensation plan.

                  14.4-8   The present value of the accrued benefits or the
         amount of the Account balances of any Employee participating in this Plan shall not include any rollover contributions or other transfers voluntarily initiated by the Employee except as described below. If this Plan transfers or rolls over funds to another Plan in a transaction voluntarily initiated by the Employee, then this Plan shall count the distribution for purposes of determining Account balances or the present value of accrued benefits. A transfer incident to a merger or consolidation of two or more Plans of the Employer (including Plans of related Employers treated as a single Employer under Code Section
         414), or a transfer or rollover between Plans of the Employer, shall not be considered as voluntarily initiated by the Employee.

         14.5 Minimum Contributions. For any Top-Heavy Year, the Employer shall make a special contribution on behalf of each Participant to the extent that the total allocations to his Account pursuant to Article 4 is less than the lesser of:

                  (i) three percent of his Section 415 Compensation for that year, or

--------------------------------------------------------------------------------
537                                    37                      VSB Bancorp, Inc.

                  (ii) the highest ratio of such allocation to Section 415 Compensation received by any Key Employee for that year. For purposes of the special contribution of this Section 14.5, a Key Employee's
         Section 415 Compensation shall include amounts the Key Employee elected to defer under a qualified 401(k) arrangement. Such a special contribution shall be made on behalf of each Participant who is employed by the Employer on the last day of the Plan Year, regardless of the number of his Hours of Service, and shall be allocated to his Account.

         If the Employer maintains a qualified plan in addition to this Plan and more than one such plan is determined to be Top-Heavy, a minimum contribution or a minimum benefit shall be provided in one of such other plans, including a plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met. If the Employer has both a Top-Heavy defined benefit plan and a Top-Heavy defined contribution plan and a minimum contribution is to be provided only in the defined contribution plan, then the sum of the Employer contributions and forfeitures allocated to the Account of each Non-Key Employee shall be equal to at least five percent (5%) of such Non-Key Employee's Section 415 Compensation for that year.

         14.6 Top-Heavy Provisions Control in Top-Heavy Plan. In the event this Plan becomes top-heavy and a conflict arises between the top-heavy provisions herein set forth and the remaining provisions set forth in this Plan, the top-heavy provisions shall control.

--------------------------------------------------------------------------------
537                                    38                      VSB Bancorp, Inc.

                      Article 15. Miscellaneous Provisions.
                                  ------------------------

         15.1 Plan Creates No Employment Rights. Nothing in this Plan shall be interpreted as giving any Employee the right to be retained as an Employee by the Employer, or as limiting or affecting the rights of the Employer to control its Employees or to terminate the Service of any Employee at any time and for any reason, subject to any applicable employment or collective bargaining agreements.

         15.2 Nonassignability of Benefits. Except to the extent of any offset of a Participant's benefits as a result of any judgment, order, decree or settlement agreement provided in Section 401(a)(13)(C) of the Code, benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, execute, levy or otherwise affect any right to benefits payable hereunder, shall be void. Notwithstanding the foregoing, the Plan shall permit the payment of benefits in accordance with a qualified domestic relations order as defined under Section 414(p) of the Code, as more fully set forth in Section 15.12.

         15.3 Limit of Employer Liability. The liability of the Employer with respect to Participants under this Plan shall be limited to making contributions to the Trust from time to time, in accordance with Article 4.

         15.4 Treatment of Expenses. All expenses incurred by the Committee and the Trustee in connection with administering this Plan and Trust Fund shall be paid by the Trustee from the Trust Fund to the extent the expenses have not been paid or assumed by the Employer or by the Trustee.

         15.5 Number and Gender. Any use of the singular shall be interpreted to include the plural, and the plural the singular. Any use of the masculine, feminine, or neuter shall be interpreted to include the masculine, feminine, or neuter, as the context shall require.

         15.6 Nondiversion of Assets. Except as provided in Sections 5.2 and 15.12, under no circumstances shall any portion of the Trust Fund be diverted to or used for any purpose other than the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities under the Plan.

         15.7 Separability of Provisions. If any provision of this Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

         15.8 Service of Process. The agent for the service of process upon the Plan shall be the Plan Administrator is the person designated as the agent for service of legal process. Service of legal process may also be made upon RSGroup Trust Company, as Plan Trustee.

--------------------------------------------------------------------------------
537                                    39                      VSB Bancorp, Inc.

         15.9 Governing State Law. This Plan shall be interpreted in accordance with the laws of the State of New York to the extent those laws are applicable under the provisions of ERISA.

         15.10 Employer Contributions Conditioned on Deductibility. Employer Contributions to the Plan are conditioned on deductibility under Code Section
404. In the event that the Internal Revenue Service shall determine that all or any portion of an Employer Contribution is not deductible under such Section, the nondeductible portion shall be returned to the Employer within one year of the disallowance of the deduction.

         15.11 Unclaimed Accounts. Neither the Employer nor the Trustees shall be under any obligation to search for, or ascertain the whereabouts of, any Participant or Beneficiary. The Employer or the Trustees, by certified or registered mail addressed to his last known address of record with the Employer, shall notify any Participant or Beneficiary that he is entitled to a distribution under this Plan, and the notice shall quote the provisions of this Section. If the Participant or Beneficiary fails to claim his benefits or make his whereabouts known in writing to the Employer or the Trustees within seven
(7) calendar years after the date of notification, the benefits of the Participant or Beneficiary under the Plan will be disposed of as follows:

                  (a) If the whereabouts of the Participant is unknown but the whereabouts of the Participant's Beneficiary is known to the Trustees, distribution will be made to the Beneficiary.

                  (b) If the whereabouts of the Participant and his Beneficiary are unknown to the Trustees, the Plan will forfeit the benefit, provided that the benefit is subject to a claim for reinstatement if the Participant or Beneficiary make a claim for the forfeited benefit.

         Any payment made pursuant to the power herein conferred upon the Trustees shall operate as a complete discharge of all obligations of the Trustees, to the extent of the distributions so made.

         15.12 Qualified Domestic Relations Order. Section 15.2 shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and such other domestic relations orders permitted to be so treated under the provisions of the Retirement Equity Act of 1984. Further, to the extent provided under a "qualified domestic relations order," a former Spouse of a Participant shall be treated as the Spouse or surviving Spouse for all purposes under the Plan.

In the case of any domestic relations order received by the Plan:

                  (a) The Employer or the Committee shall promptly notify the Participant and any other alternate payee of the receipt of such order and the Plan's procedures for determining the qualified status of domestic relations orders, and

                  (b) Within a reasonable period after receipt of such order, the Employer or the Committee shall determine whether such order is a qualified domestic relations order and notify the Participant and each alternate payee of such determination. The Employer or the

--------------------------------------------------------------------------------
537                                    40                      VSB Bancorp, Inc.

         Committee shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders.

         During any period in which the issue of whether a domestic relations order is a qualified domestic relations order is being determined (by the Employer or Committee, by a court of competent jurisdiction, or otherwise), the Employer or the Committee shall segregate in a separate account in the Plan or in an escrow account the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a qualified domestic relations order. If within eighteen (18) months the order (or modification thereof) is determined to be a qualified domestic relations order, the Employer or the Committee shall pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto. If within eighteen
(18) months it is determined that the order is not a qualified domestic relations order, or the issue as to whether such order is a qualified domestic relations order is not resolved, then the Employer or the Committee shall pay the segregated amounts (plus any interest thereon) to the person or persons who would have been entitled to such amounts if there had been no order. Any determination that an order is a qualified domestic relations order which is made after the close of the eighteen (18) month period shall be applied prospectively only. The term "alternate payee" means any Spouse, former Spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefit payable under a Plan with respect to such Participant.

--------------------------------------------------------------------------------
537                                    41                      VSB Bancorp, Inc.